UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1: Reports to Stockholders.

A copy of the Report to Shareholders transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Annual Report

June 30, 2014

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2014	Highland Long/Short Equity Fund

Highland Long/Short Equity Fund - Class A

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2014	15.60%	9.26%	14.89%	13.89%	16.07%	n/a
Five Year	7.55%	6.34%	6.92%	6.92%	7.85%	n/a
Since Inception: (December 5, 2006)	5.18%	4.40%	4.57%	4.57%	5.52%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 3.75%, Class C 4.39%, Class Z 3.39%. The Advisor has contractually agreed to waive 1.25% of the Fund’s management fee. The fee waiver will continue through at least October 31, 2014. Total net operating expenses including the fee waiver and excluding dividends on short sales are Class A 1.94%, Class C 2.58%, Class Z 1.58%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2014	Highland Long/Short Equity Fund

Performance Overview

The table below presents the average annual returns and annualized standard deviation for Highland Long/Short Equity Fund Class A and Z (the “Fund”), the Morningstar Long/Short Equity Category, and the S&P 500 Total Return Index (the “S&P 500”).1

Investment	Annualized Returns[3]		Annualized Standard Deviation[2]
	1-year	Since Inception [2]
Highland Long/Short Equity Fund – A Shares	15.6%	5.2%	7.7%
Highland Long/Short Equity Fund – Z Shares	16.1%	5.5%	7.7%
Morningstar Category Average	11.5%	2.0%	6.8%
S&P 500	24.6%	6.7%	16.5%

Manager’s Discussion

One of the main objectives of our fund is to deliver solid risk-adjusted returns. Since inception, the Fund’s Class A shares returned 5.2% vs a 6.7% return for the S&P 500. However, the Fund has generated its return with an average net long exposure of 45%, a standard deviation of 7.7%, and a beta of 0.3. This compares to the S&P 500 which would be the equivalent of 100% net long, a standard deviation of 16.5%, and a beta of 1. In essence, the Fund has generated 78% of the return of the S&P 500 with anywhere from 30% to 50% of the risk, depending on which risk metric one chooses to focus.

The top five contributors to performance for the Fund for fiscal year 2014 were Facebook, Alliance Data Systems, SBA Communications, NXP Semiconductor and AerCap Holdings. The Fund’s top five detractors to performance were comprised mainly of general market hedges and industry hedges. These included the SPDR Oil & Gas Exploration ETF, the SPDR S&P 500 ETF, S&P 500 futures, and the Market Vectors Semiconductor ETF. Our fifth largest detractor to performance was a long position in Qlik Technologies. Outside of market and industry hedges, no one position impacted performance more than 25 basis points.

We believe the economy will continue its slow upward trajectory, ensuring that the Fed will finish tapering in October. Thus far, the Fed has done a much better job of conditioning the markets ahead of time for reductions in QE compared to reductions in the recent past. Even with the end to QE, monetary policy across the globe is still very accommodative to risk assets, weak household and bank balance sheets continue to slowly improve, and the unemployment rate appears headed downward. However, once rates do begin to normalize, it is likely there will be some unintended consequences and higher volatility in markets, which has been almost non-existent over the last two years. Volatility of this type should not be seen as risk for the longer term investor, but an opportunity to add to existing positions where conviction is strong. The Fund continues to maintain a net exposure of slightly above 50% as we believe the economic backdrop and accommodative global monetary policies supports a favorable equity market, with the ever present backstop of an even more accommodative Fed if the economy were to unexpectedly weaken from here.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.
[2]	Since 12/5/2006
[3]	Without Sales Charge

Beta measures the Fund’s sensitivity to market movements; beta greater than 1 is more volatile than the market; beta less than 1 is less volatile than the market.

Standard Deviation measures the volatility of the Fund’s returns. Higher standard deviation represents higher volatility.

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2014	Highland Long/Short Healthcare Fund

Highland Long/Short Healthcare Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2014	36.63%	29.13%	35.77%	34.77%	37.13%	n/a
Five Year	12.86%	11.59%	12.22%	12.22%	13.20%	n/a
Since Inception: (May 5, 2008)	9.80%	8.80%	9.17%	9.17%	10.17%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.55%, Class C 3.25%, Class Z 2.26%. The Advisor has contractually agreed to limit the total annual operating expenses of the Fund to 1.50% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2014. Total net operating expenses for each class after expense reimbursement and excluding dividends on short sales are Class A 1.78%, Class C 2.46%, Class Z 1.46%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2014	Highland Long/Short Healthcare Fund

Performance Summary

For the twelve month period ended June 30, 2014, the Highland Long/Short Healthcare Fund (the “Fund”) Class A Shares returned 36.63% and Morningstar ranked the Fund (Class Z) number one in the long/short equity category for the one year performance period based on total return among 252 funds.1,2 As comparison, the Morningstar Long/Short Equity Category average returned 11.45% for the period.

The Fund objective is to seek long term capital appreciation. We believe that the opportunity for the Highland Long/Short Healthcare Fund is highly compelling and have conviction that the investment process, philosophy and team that we have put in place will deliver long term capital appreciation.

Portfolio Review

The Fund overlays a top down, macro view with a bottom up, fundamental long-short stock-picking strategy. Investments are made across the entire healthcare sector. The team uses a consistent investment process to pursue high absolute and risk-adjusted returns over an equity market cycle by managing a high alpha, low beta portfolio, while minimizing volatility and drawdowns compared to traditional equity markets.

July was a strong opening to the new 2014 fiscal year. The portfolio experienced a healthy rebound after early summer concerns about the pace and degree of forward Federal Reserve monetary easing.

In August, the portfolio remained steady despite pronounced weakness in the broader markets. We began to see a number of short opportunities emerge in the biotechnology sector, which was notable given the paucity of attractive biotechnology short candidates in the preceding two years. The Fund was able to generate profit on short positions due to this phenomenon, and returns were only constrained by weakness in several high-conviction long positions in medical technology and healthcare services that proved to be temporary.

In September, both the long book and short book performed well. Two medical device names were significant contributors to performance, representing approximately half of gain.

Earlier in the year, our team analyzed the reconstructive surgery market for hips, knees and spine and identified a significant opportunity for robotics to improve patient outcomes. Technology has improved functionality and durability of implants over the past decade, leading to better patient outcomes and greater market adoption. However, we observed a slowdown in the rate of technological advance in implants and concluded that marginal patient benefit may come from improving the procedure itself, rather than the implant being used. Robotics are currently used in a number of surgical procedures such as prostatectomy, hysterectomy and cholecystectomy. We saw the potential for robotics to improve outcomes in hip, knee and spine implant procedures and acquired stakes in two promising companies advancing best in class platforms. One of our robotics investments became a top holding, and in September received a buyout offer at nearly 100% premium. The other robotics investment responded favorably to the move, with a sharp revaluation higher.

Portfolio performance in August and September was encouraging and illustrative of our intended strategy to protect investors from downside in months where the S&P 500 is down, and participate in the upward movement of the market in months where the S&P 500 is up. In August, the S&P 500 was down 3.12% but the Fund was down only 0.58%, which reflects an 18.5% capture of the downside. In September, the S&P 500 was up 2.97% but the Fund was up 10.91%, which reflects a 367% capture of the upside.

In October, the Fund had continued positive contribution from medical technology investments in robotics, cardiovascular implants, spine and general surgery. Distributors, a core portfolio holding throughout the quarter, were also a positive contributor to performance. These companies bulk purchase prescription drugs from pharmaceutical companies on behalf of health insurance plans, and manage the logistics and shipment of drugs to pharmacy locations across the country. It is a consistent, low-margin business. Distributors benefit from increased demand for prescription drugs, as more volume flows through the system. In addition, certain distributors are moving beyond pharmaceutical drugs, into distribution of basic medical products and devices.

Our risk management tools helped to navigate around significant volatility in the biotechnology sector during the month. The Fund uses a risk allocation model that allows us to determine how much capital to allocate to higher-risk, medium-risk and lower-risk buckets. That model indicated to us that capital should be allocated from higher-risk to lower-risk biotechnology investments. The Fund made two adjustments: to reduce net exposure across the biotechnology sector and to overweight large cap vs. small/mid-cap biotechnology. These adjustments proved to be prudent. In October, small/mid-cap biotechnology

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2014	Highland Long/Short Healthcare Fund

experienced pronounced weakness and volatility, and the repositioning helped to avoid profit and loss deterioration throughout the month.

In the month of November, we continued to benefit from the decision to reallocate capital towards more durable, large cap biotechnology. Our core names performed soundly.

We also began to position for 2014 winners and losers in the managed care sector, ahead of Obamacare public exchange enrollment period. We were concerned with overall execution, inability of insurers to effectively price risk, adverse selection, potential for newly insured individuals to utilize extremely high levels of healthcare for a period of 12-18 months, and an Obamacare provision that forces insurers to rebate back excess profits but suffer all of the loses from unprofitable enrollees. This view proved to be warranted as we moved further into 2014.

In December, we gained traction on our bullish thesis around private exchanges, a business opportunity completely distinct from the Obamacare public exchanges. We framed a positive view on companies building and operating these private exchanges. We estimated that growth in private exchanges could swell to 50 million people by 2018. Many employers are moving employees to private exchanges as part of a pivot from defined benefit to defined contribution.

We also established core positions in the hospital operators. The Fund held these long positions into the end of the 2014 fiscal year. We anticipated a wave of new paying customers entering the healthcare system, creating an attractive opportunity for hospitals to benefit from payor mix shifts. The Emergency Medical Treatment and Active Labor Act (EMTALA), passed in 1986, requires hospitals to provide emergency care treatment to anyone needing it regardless of citizenship, legal status or ability to pay. To put this issue in perspective, approximately 20% of hospital revenue is unpaid due to mandatory treatment for the uninsured. Once Obamacare is in effect, most of those unpaid customers will become paid customers, and hospital profit margins may materially expand.

Hospitals will likely be providing the same amount of service and care but have an increase in the percentage of hospital revenue that is actually paid. A hospital operator with 10% EBITDA margin that sees expansion to 13% EBITDA margin from higher volume and higher paying customers would experience a 30% boost to EBITDA levels. Given that most hospitals are highly levered at 5x total net leverage, this could effect a 150%+ upward movement in equity values. This valuation reset upwards is clearly underway.

Ushering in January, the Fund had a significant success from a biotechnology investment that was originally made in March 2013. The equity moved higher following release of news by the company that it has stopped its trial for the disease nonalcoholic steatohepatitis (NASH) early due to efficacy. This is the first study ever to show a clinical benefit in this disease which represents a high unmet medical need. In addition, the fact that the trial was stopped early, which is unusual for most clinical trials, is a testament to the statistical significance of the benefit. NASH is a chronic liver disease that involves fat in the liver along with inflammation and damage. Overtime NASH can lead to cirrhosis and permanent liver damage. The NIH estimates 2 to 5 percent of Americans are affected by NASH (up to 12% of the adult population).

Beyond this biotechnology position, the Fund had broad positive contribution from a number of other portfolio areas including medical technology, short positions in insurers participating in Obamacare public exchanges, and long positions in companies building private healthcare exchanges.

The major story during the early Spring months was biotechnology. After a prodigious beta run over the past few years, valuations and expectations had stretched to unsustainable levels, and the S&P Biotechnology Index declined approximately 28% in just six weeks from late February through mid-April. During this period, the Fund declined only 2.8%, a mere 10% capture of the drawdown.

Biotechnology is rapidly changing and we are just starting an inflection point in the pace of scientific and technological advances. Scientists’ greater understanding of the biology of disease combined with human genetics has brought much greater efficiency to this area.

Our aim is to provide our investors with access to the “biotechnology revolution” and participation in the upside opportunity, but to do so with greater balance than conventional long-only products. We favor larger businesses with commercial products, high return on invested capital (ROIC), high cash flow, and defensible market positions. We complement this approach with select investments in companies that we feel have truly extraordinary potential and upside. We manage a hedged book with limited beta exposure and seek to avoid high volatility and market risk symptomatic of the biotechnology sector.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2014	Highland Long/Short Healthcare Fund

Towards the end of February, our Biotechnology risk allocation model again indicated that capital should be allocated from higher-risk to lower-risk investments. The Fund reacted by taking a net short posture within biotechnology, a more conservative stance than the Fund has employed in the past two years.

We believe that an optimal long-short strategy balances the need for upside capture, and the imperative of avoiding significant downside capture. This is accomplished with a consistent investment process and relentless focus on risk management.

In April, the biotechnology inspired selloff extended to growth-oriented medical technology and healthcare service positions. The Fund made two adjustments. First, we maintained fundamental conviction in these names and added to positions on material weakness. Second, we reallocated capital towards value oriented businesses and away from growth businesses.

In May, returns were pressured by growth oriented shorts that caught a bid after successive months of underperformance. In addition, the Fund “round tripped” a biotechnology investment that positively contributed to returns in February, but experienced a downward move in May upon announcement that an ongoing phase III study was being stopped early for futility. Core positions performed solidly throughout the month, led by advances in contract research organizations (CROs), Medicaid managed care and Private Exchange insurers.

Given broader concerns about equity valuation and macroeconomic risk, the Fund reduced gross and net exposure in the second quarter. In May and June, healthcare and biotech snapped back from months of weakness and the Fund underperformed due to conservative positioning. We continue to believe that conservative positioning is warranted and are not disposed to chase shorter term bounces in expensive businesses.

Mergers and acquisitions (M&A) activity related to tax inversion strategies also emerged as a powerful investment theme in April and May. The US has one of the highest corporate tax rates in the world, and US corporates seek solutions to pay lower tax rates to improve net income. Further, capital deployment is limited by corporate inability to repatriate the cash generated by overseas operations. Oftentimes, corporations with large offshore cash balances will take on leverage in the US and incur interest payments in order to attain cash that can be used for share buybacks, reinvestment or strategic acquisitions.

Tax inversion strategies lower tax rates and drive more effective capital deployment strategies, and are initiated once a US company acquires a foreign company, so long as target company shareholders retain greater than 20% equity in the combined business. Upon combination, intellectual property is re-domiciled and future operating income related to that intellectual property is subject to foreign tax rates. Tax inversion has occurred for years in smaller, lesser known companies but has more recently impacted larger corporates. In April, Pfizer attempted to acquire a Fund long holding, a UK based pharmaceutical company in a tax inversion deal that boosted valuation of the target business and was a tailwind to returns.

As momentum around tax inversion transactions grows and lawmakers calculate higher foregone tax revenue, we expect policy action to curb tax inversion transactions. Republicans seek to reduce corporate tax rates and reduce inversion motivation. Democrats seek to prohibit tax inversion by changes to the tax code, as evidenced by The President’s 2015 Budget and the Stop Corporate Inversions Act of 2014, a bill recently introduced by Sen. Levin (D-MI). With Congress gridlocked on nearly every policy issue, we do not expect to see policy changes until 2016. Corporates understand that the window on inversions will close, and will ramp up efforts to pursue M&A transactions before that occurs. The Fund is positioned to capture upside in both potential targets, as well as acquirers.

Another trend that we anticipate is a broadening of deals beyond pharmaceuticals businesses and into medical device and healthcare service businesses. In these sub-sectors, we observe limited takeout premium, heightening an attractive opportunity for potential inversion targets.

We believe that we are setup for continued strong performance in the second half of 2014 and want to thank our investors for their involvement and interaction. We strongly value our investors’ input and endeavor to be as communicative and transparent about our strategy and the exciting opportunity that we see in the market.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.
[2]

As of June 30, 2014, the Highland Long/Short Healthcare Fund Class A, A-LW, C and Z absolute rankings were 2, 2, 4 and 1, respectively, based on Total Return for the 1-year period among 252 funds in the Morningstar Long/Short Equity Category. The Class A, A-LW, C and Z absolute rankings for the 3-year period were 69, 69, 76 and 60, respectively among 146 funds. The Class A, A-LW, C and Z absolute rankings for the 5-year period were 14, 14, 23 and 12, respectively among 76 funds. The Morningstar Ranking compares a Fund’s Morningstar risk and return scores with all the Funds in the same Category, where a ranking of 1 represents the top of the category while higher numbers represent a lower rank. Past performance does not guarantee future results.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

June 30, 2014	Highland Long/Short Healthcare Fund

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta measures the Fund’s sensitivity to market movements; beta greater than 1 is more volatile than the market; beta less than 1 is less volatile than the market.

EBITDA: Earnings Before Interest, Taxes, Depreciation and Amortization. EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Maximum Drawdown is the largest peak-to-trough decline for the Fund based on monthly returns.

The Morningstar Long/Short Category Average is an average monthly return of all funds in the Morningstar Long/Short Equity Category, including the Fund. The Long/Short category includes funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY

June 30, 2014	Highland Floating Rate Opportunities Fund

Highland Floating Rate Opportunities Fund

Growth of Hypothetical $10,000 Investment

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended June 30, 2014	10.43%	6.58%	9.90%	8.90%	10.68%	n/a
Five Year	12.48%	11.67%	11.93%	11.93%	12.85%	n/a
Ten Year	2.60%	2.23%	2.09%	2.09%	2.94%	n/a

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The maximum CDSC for Class B shares is 3.25%. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

*	Effective June 13, 2011, the Highland Floating Rate Fund and Highland Floating Rate Advantage Fund merged to form the Highland Floating Rate Opportunities Fund. The performance data presented above reflects that of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods prior to June 13, 2011.

A significant portion of the Fund’s performance for the year ended June 30, 2014 was attributable to the performance of the Fund’s equity investments. No assurance can be given that the Fund’s equity investments will perform similarly in the future.

Fees and Expenses: The total annual operating expenses of the Fund are Class A 1.52%, Class C 2.02%, Class Z 1.17%. The Advisor has contractually agreed to limit the total annual operating expenses of the Fund to 0.95% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2014. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 1.30%, Class C 1.80%, Class Z 0.95%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Advisor. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

8	Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2014	Highland Floating Rate Opportunities Fund

Performance Overview

For the twelve month period ended June 30, 2014, the Highland Floating Rate Opportunities Fund (the “Fund”) Class Z Shares returned 10.68%.¹ The Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), returned 6.11% for the period, and the Morningstar Bank Loan Category average returned 5.11% for the period. During this same time period, the Standard & Poor’s (S&P) 500 Index returned 24.61%. During the period, the Funds special situations2 allocation provided a significant contribution to returns driven by positive developments in several positions. The majority of these investments resulted from debt-for-equity exchanges where our research suggested the equity received was undervalued. We actively monitor each of these positions for an appropriate exit closer to what we believe is fair value.

Manager’s Discussion

The twelve months ending June 30, 2014 marked a period of strong technical demand for the bank loan asset class along with solid fundamental performance for underlying corporate issuers. The loan market got off to a slow start post a shallow correction in June of 2013 but picked up speed thereafter. Investor interest for the loan asset class increased in the second half of 2013 as rising interest rates and below-trend default rates drew capital inflows. Supply during this period came in the form of both opportunistic refinancing and increased new money deals from mergers and acquisitions (M&A), leveraged buyout and other corporate strategic activities. In 2Q14 the loan market saw decelerating demand and subsequent outflows from retail loan mutual funds which were offset by a deep institutional bid for loans via strong collateralized loan obligation (CLO) issuance. During this same quarter, the default rate spiked to 4.64%, nearly four times its previous level, driven by the long-expected Chapter 11 bankruptcy filing of Energy Futures Holdings.3 The average bid for the Index began the twelve month period at $97.60 and finished on June 30, 2014 at $99.08.

As of June 30, 2014, the Fund portfolio composition consist of 70.0% loans, 10.2% structured products, 4.6% other corporate debt and 15.3% equities. With regards to diversification, at June 30, 2014, the Fund was invested in approximately 120 issuers across 24 industries. In terms of credit quality, at June 30, 2014 the Fund was allocated 8.6% BB, 10.1% BB-, 24.1% B+, 18.8% single-B and less than 8% to B- or below.4 As of June 30, 2014, Morningstar ranked the Highland Floating Rate Opportunities Fund Class Z the number one performing floating rate fund in the bank loan category for the one, three and five year performance periods based on total return among 213, 168 and 111 funds, respectively.5 In addition, during the first quarter the Fund received a 2014 Lipper Award for “Best Loan Participation Fund over Three Years” recognizing the Fund as the best-in-class for risk adjusted returns in its respective Lipper category.6

Despite a weak 1Q14 GDP print driven largely by weather related issues, we believe the U.S. economy remains resilient with a strong 2Q14 print and continued 2-3% growth trajectory. Meanwhile, defaults remain at historically low levels today (ex-Energy Future Holdings). Absent an exogenous shock driving risk markets lower, we remain constructive on the near-term credit outlook driven by a short watch-list of possible troubled credits, scarce near-term maturities, plentiful liquidity, and the fact that issuers continue to post solid cash flow growth.7 As more of the loan market trades at or near par, the Fund will place increasing emphasis on defensive positioning. Overall, we believe the outlook for bank loans remains positive and valuations are attractive relative to other fixed income alternatives given the seniority, security, and floating rate nature of the asset class.

We thank you for your investment in the Fund.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.
[2]	Special situations refers to equity.
[3]	S&P Capital IQ LCD Quarterly Review, Second Quarter 2014
[4]

Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). The rating categories reflected are issued by Standards and Poor’s, a Nationally Recognized Statistical Rating Organization (“NRSRO”). The ratings used were those for the specific position or debt issuer held in the Fund as of the date of this fact sheet. Quality ratings reflect the credit quality of the underlying positions in the fund portfolio and not the fund itself. A fund’s portfolio and composition is subject to change.

[5]

As of June 30, 2014, the Highland Floating Rate Opportunities Fund Class A, A-LW, C and Z shares absolute rankings were 2, 2, 4 and 1, respectively, based on Total Return for the 1-year period among 213 funds in the Morningstar Bank Loan Category. The Class A, A-LW, C and Z shares absolute rankings for the 3-year period were 2, 2, 4 and 1, respectively, among 168 funds. The Class A, A-LW, C and Z shares absolute rankings for the 5-year period were 2, 2, 4 and 1, respectively, among 111 funds. The Class A, A-LW, C and Z shares absolute rankings for the 10 year period were 41, 41, 43 and 40, respectively, among 43 funds. The Morningstar Ranking compares a Fund’s Morningstar risk and return scores with all the Funds in the same Category, where a ranking of 1 represents the top of the category while higher numbers represent a lower rank. Past performance does not guarantee future results.

[6]

The Highland Floating Rate Opportunities Fund (Class Z) was awarded the 2014 Lipper Fund Award in the Loan Participation Fund category for the 3 year period ending 12/31/13. There were 22 investment companies and 26 separate portfolios in the category for the award period. The award is based on consistent return. The highest Lipper leader for consistent return value for the classification for the 36 month period determined the winner. Lipper Leader ratings for Consistent Return reflect funds’ historic returns, adjusted for volatility, relative to peers. Ratings for Consistent Return are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds. The Lipper Fund Awards are part of the Thomson Reuters Awards for Excellence, a global family of awards that celebrate exceptional performance throughout the professional investment community. The Thomson Reuters Awards for Excellence recognize the world’s top funds, fund management firms, sell-side firms, research analysts, and investor relations teams. The Thomson Reuters Awards for Excellence also include the Extel Survey Awards, the StarMine Analyst Awards, and the StarMine Broker Rankings. For more information, please contact markets.awards@thomsonreuters.com or visit www.excellence.thomsonreuters.com.

[7]	Source: S&P Capital IQ LCD Quarterly Review, First Quarter 2014

Annual Report	9

PORTFOLIO MANAGER COMMENTARY (continued)

June 30, 2014	Highland Floating Rate Opportunities Fund

The Credit Suisse (CS) Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leverage loan market. The index inception is January 1992. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. Unlike the Fund, the index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in to the index.

The Morningstar Bank Loan Category Average includes funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. The total return index series reflects both ordinary and special dividends. Investors cannot invest directly into an index.

10	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2014

$1,018.1 million

Portfolio Data as of June 30, 2014

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 6/30/2014 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Consumer Discretionary	11.5	(3.3)	8.2
Consumer Staples	3.3	(0.7)	2.6
Energy	11.4	(4.6)	6.8
Financial	16.2	(2.7)	13.5
Healthcare	6.2	(2.6)	3.6
Industrials	8.1	(4.6)	3.5
Information Technology	19.7	(5.2)	14.5
Materials	1.3	(0.2)	1.1
Telecommunication Services	1.8	(0.7)	1.1
Utilities	—	(0.2)	(0.2)

Top 5 Holdings as of 6/30/2014 (%)(1)(2) Long Securities		Short Securities
News Corp.	4.1	iShares Core S&P 500, ETF	(4.1)
Yahoo!, Inc.	3.7	Energy Select Sector SPDR Fund, ETF	(1.7)
Fidelity National Financial, Inc.	3.5	AmerisourceBergen Corp.	(1.2)
Nabors Industries, Ltd.	2.9	Paychex, Inc.	(1.1)
Facebook, Inc.	2.8	Polaris Industries, Inc.	(1.1)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

Annual Report	11

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2014

$314.2 million

Portfolio Data as of June 30, 2014

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 6/30/2014 (%)(1)(2)	Long Exposure	Short Exposure	Net Exposure
Healthcare: Biotechnology	10.6	(6.7)	3.9
Healthcare Distributors	0.9	—	0.9
Healthcare Equipment	7.1	(3.9)	3.2
Healthcare Facilities	10.1	—	10.1
Healthcare Services	4.5	(0.2)	4.3
Healthcare Technology	1.8	(1.9)	(0.1)
Life Sciences Tools & Services	5.1	—	5.1
Managed Healthcare	7.9	—	7.9
Pharmaceuticals	10.8	(4.4)	6.4
Real Estate Investment Trust	5.3	—	5.3
Financial	1.7	—	1.7
Consumer Discretionary	1.2	(1.9)	(0.7)
Industrials	—	(0.4)	(0.4)
Other	0.1	—	0.1

Top 5 Holdings as of 6/30/2014 (%)(1)(2) Long Securities		Short Securities
Medtronic, Inc.	3.0	Bristol-Myers Squibb Co.	(2.0)
WellCare Health Plans, Inc.	2.7	PetSmart, Inc.	(1.9)
HCA Holdings, Inc.	2.4	Sirona Dental Systems, Inc.	(1.9)
Alkermes PLC	2.3	athenahealth, Inc.	(1.9)
Acadia Healthcare Co., Inc.	2.2	Isis Pharmaceuticals, Inc.	(1.7)

The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involve unlimited loss potential. The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)	Long and short sectors and securities are calculated as a percentage of total net assets.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

12	Annual Report

FUND PROFILE (unaudited)

Highland Floating Rate Opportunities Fund

Objective

Highland Floating Rate Opportunities Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2014

$1,063.8 million

Portfolio Data as of June 30, 2014

The information below provides a snapshot of Highland Floating Rate Opportunities Fund at the end of the reporting period. Highland Floating Rate Opportunities Fund is actively managed and the composition of its portfolio will change over time.

Floating rate loan investments present special financial risks. Defaults on the loans, nonpayment and prepayment of principal could affect the valuation of the portfolio’s holdings.

Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

The Fund’s ability to invest in high-yield debt securities (or junk securities) generally subjects the Fund to greater risk. The use of leverage involves certain risks, such as greater volatility of the NAV of the Fund’s shares and the nonpayment of dividends.

Quality Breakdown as of 6/30/2014 (%)(1)(2)
BBB	2.1
BB	25.1
B	52.3
CCC	11.3
D	4.7
Not Rated	4.5

Top 5 Sectors as of 6/30/2014 (%)(1)(2)
Financial	11.2	(3)
Media & Telecommunications	10.1
Service	9.0
Information Technology	7.7
Utility	6.7

Top 10 Holdings as of 6/30/2014 (%)(1)(2)
Media General, Inc. (Common Stocks & Exchange-Traded Funds)	6.0
Metro-Goldwyn-Mayer, Inc., Class A (Common Stocks & Exchange-Traded Funds)	3.0
Texas Competitive Electric Holdings Co. LLC (U.S. Senior Loans)	2.3
Supervalu, Inc. (U.S. Senior Loans)	1.8
Highland/iBoxx Senior Loan, ETF (Common Stocks & Exchange-Traded Funds)	1.8
Weight Watchers International, Inc. (U.S. Senior Loans)	1.7
Dell, Inc. (U.S. Senior Loans)	1.7
Avaya, Inc. (U.S. Senior Loans)	1.6
Topaz Power Holdings LLC (U.S. Senior Loans)	1.6
JC Penney Corp., Inc. (U.S. Senior Loans)	1.5

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 9, Disclosure of Significant Risks and Contingencies, for more information.

(1)

Quality is calculated as a percentage of total senior loans, collateralized loan obligations and corporate notes and bonds. Sectors and holdings are calculated as a percentage of total assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Quality ratings reflect the credit quality of the underlying loans and bonds in the Fund’s portfolio and not the Fund itself. Quality ratings are subject to change.

(2)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending.

(3)	Includes Collateralized Loan Obligations

Annual Report	13

FINANCIAL STATEMENTS

June 30, 2014

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

14	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2014	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 79.2%

CONSUMER DISCRETIONARY - 11.2%
88,193	CBS Corp., Class B (a)	5,480,313
20,000	Chipotle Mexican Grill, Inc. (b)	11,850,200
457,570	Conn’s, Inc. (b)(c)	22,599,382
90,657	Five Below, Inc. (b)(c)	3,618,121
743,500	H&R Block, Inc. (a)	24,922,120
83,570	Life Time Fitness, Inc. (b)	4,073,202
2,319,962	News Corp., Class A (a)(b)	41,620,118

		114,163,456

CONSUMER STAPLES - 3.3%
159,136	Boulder Brands, Inc. (b)	2,256,548
586,651	Fresh Market, Inc. (The) (b)(c)	19,635,209
139,020	Spectrum Brands Holdings, Inc.	11,959,891

		33,851,648

ENERGY - 11.4%
257,155	Athlon Energy, Inc. (a)(b)	12,266,294
132,500	Concho Resources, Inc. (b)	19,146,250
35,735	Continental Resources, Inc. (b)(c)	5,647,559
195,151	Diamondback Energy, Inc. (b)	17,329,409
995,400	Nabors Industries, Ltd. (a)	29,234,898
150,588	Ocean Rig UDW, Inc.	2,850,631
86,214	Pioneer Natural Resources Co. (a)	19,812,839
268,486	Viper Energy Partners L.P. (b)	9,074,827

		115,362,707

FINANCIAL - 16.2%
84,332	Affiliated Managers Group, Inc. (a)(b)	17,321,793
176,000	Aflac, Inc.	10,956,000
498,300	Ally Financial, Inc. (b)(c)	11,914,353
183,100	American International Group, Inc. (a)	9,993,598
415,100	BankUnited, Inc.	13,897,548
358,919	CIT Group, Inc.	16,424,133
483,397	E*TRADE Financial Corp. (b)	10,277,020
1,099,945	Fidelity National Financial, Inc., Class A (a)	36,034,198
405,974	Legg Mason, Inc. (a)	20,830,526
42,000	McGraw Hill Financial, Inc.	3,487,260
599,115	RCS Capital Corp., Class A (c)	12,719,212
10,000	Signature Bank (b)	1,261,800

		165,117,441

HEALTHCARE - 6.2%
427,982	Acadia Healthcare Co., Inc. (b)(c)	19,473,181
159,627	Forest Laboratories, Inc. (b)	15,803,073
274,310	HCA Holdings, Inc. (b)	15,465,598
5,000	Imprivata, Inc. (b)	81,900
66,700	McKesson Corp.	12,420,207

		63,243,959

INDUSTRIALS - 8.1%
216,735	AerCap Holdings NV (a)(b)	9,926,463
167,600	B/E Aerospace, Inc. (a)(b)	15,501,324
365,600	CH Robinson Worldwide, Inc. (c)	23,321,624
11,500	Kirby Corp. (b)	1,347,110
97,036	Manpowergroup, Inc.	8,233,505
333,199	Pendrell Corp. (b)	586,430
225,750	Watsco, Inc. (a)	23,198,070

		82,114,526

Shares		Value ($)

INFORMATION TECHNOLOGY - 19.7%
173,000	Akamai Technologies, Inc. (a)(b)	10,563,380
66,468	Alliance Data Systems Corp. (a)(b)(c)	18,694,125
229,140	CommScope Holding Co., Inc. (b)	5,300,008
417,517	Facebook, Inc., Class A (a)(b)	28,094,719
680,000	Hewlett-Packard Co.	22,902,400
216,700	Mellanox Technologies, Ltd. (b)	7,554,162
321,704	NXP Semiconductor NV (b)	21,290,371
456,050	Rackspace Hosting, Inc. (a)(b)	15,350,643
149,173	Salesforce.com, Inc. (a)(b)	8,663,968
265,674	Western Digital Corp. (a)	24,521,710
1,078,700	Yahoo!, Inc. (a)(b)	37,894,731

		200,830,217

MATERIALS - 1.3%
106,100	Monsanto Co.	13,234,914

TELECOMMUNICATION SERVICES - 1.8%
181,232	SBA Communications Corp., Class A (a)(b)	18,540,033

	Total Common Stocks (Cost $740,976,935)	806,458,901

Contracts

Purchased Call Options (d) - 0.3%
4,000	CBS Corp., Strike price $62.50, expires 01/17/2015	1,920,000
1,500	CBS Corp., Strike price $60.00, expires 01/17/2015	870,000
750	CBS Corp., Strike price $60.00, expires 09/20/2014	322,500

	Total Purchased Call Options (Cost $2,372,221)	3,112,500

Purchased Put Options (d) - 0.0%
800	Concho Resources, Inc., Strike price $130.00, expires 09/20/2014	244,000

	Total Purchased Put Options (Cost $374,590)	244,000

Shares

Investment Companies (e) - 6.8%
68,943,465	State Street Navigator Prime Securities Lending Portfolio	68,943,465

	Total Investment Companies (Cost $68,943,465)	68,943,465

Total Investments - 86.3%		878,758,866

(Cost $812,667,211) (f)

Securities Sold Short (g) - (24.8)%

Common Stocks & Exchange-Traded Funds - (24.8)%

CONSUMER DISCRETIONARY - (2.7)%
60,000	Bally Technologies, Inc. (h)	(3,943,200)
23,429	Harman International Industries, Inc.	(2,516,977)
85,804	Polaris Industries, Inc.	(11,175,113)
37,054	REA Group, Ltd.	(1,493,715)

See accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Long/Short Equity Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks & Exchange-Traded Funds (continued)

CONSUMER DISCRETIONARY (continued)
53,900	Towers Watson & Co., Class A	(5,617,997)
25,000	Vanguard Consumer Discretionary, ETF	(2,730,500)

		(27,477,502)

CONSUMER STAPLES - (0.3)%
101,704	Sprouts Farmers Market, Inc. (h)	(3,327,755)

ENERGY - (4.1)%
43,900	Bonanza Creek Energy, Inc. (h)	(2,510,641)
172,500	Energy Select Sector SPDR Fund, ETF	(17,267,250)
30,000	Helmerich & Payne, Inc.	(3,483,300)
150,500	Market Vectors Oil Service, ETF	(8,692,880)
135,000	Parsley Energy, Inc., Class A (h)	(3,249,450)
100,000	Patterson-UTI Energy, Inc.	(3,494,000)
37,500	Whiting Petroleum Corp. (h)	(3,009,375)

		(41,706,896)

FINANCIAL - (1.8)%
197,408	Federated Investors, Inc., Class B	(6,103,855)
135,900	Financial Select Sector SPDR Fund, ETF	(3,090,366)
75,000	LPL Financial Holdings, Inc.	(3,730,500)
46,624	MarketAxess Holdings, Inc.	(2,520,494)
42,000	Waddell & Reed Financial, Inc., Class A	(2,628,780)

		(18,073,995)

HEALTHCARE - (1.9)%
164,000	AmerisourceBergen Corp.	(11,916,240)
58,163	athenahealth, Inc. (h)	(7,277,936)

		(19,194,176)

INDUSTRIALS - (4.0)%
34,300	Acuity Brands, Inc.	(4,741,975)
47,800	Boeing Co. (The)	(6,081,594)
35,000	Deere & Co.	(3,169,250)
52,000	Generac Holdings, Inc. (h)	(2,534,480)
136,500	Heartland Express, Inc.	(2,912,910)
121,900	Knight Transportation, Inc.	(2,897,563)
68,610	Lennox International, Inc.	(6,145,398)
144,300	Owens Corning	(5,581,524)
61,270	Pentair PLC	(4,418,792)
108,560	Swift Transportation Co. (h)	(2,738,969)

		(41,222,455)

INFORMATION TECHNOLOGY - (4.3)%
86,600	Altera Corp.	(3,010,216)
21,610	Arista Networks, Inc. (h)	(1,348,248)
55,600	Infosys, Ltd. ADR	(2,989,612)
105,000	iShares US Technology, ETF	(10,172,400)
272,834	Paychex, Inc.	(11,338,981)
39,000	QUALCOMM, Inc.	(3,088,800)
50,000	Splunk, Inc. (h)	(2,766,500)
75,000	Twitter, Inc. (h)	(3,072,750)
75,000	Yandex NV, Class A (h)	(2,673,000)
20,000	Zillow, Inc., Class A (h)	(2,858,600)

		(43,319,107)

Shares		Value ($)

OTHER - (5.1)%
213,000	iShares Core S&P 500, ETF	(41,961,000)
83,600	iShares Russell 2000 Index Fund, ETF	(9,932,516)

		(51,893,516)

TELECOMMUNICATION SERVICES - (0.6)%
68,500	American Tower Corp., REIT	(6,163,630)

	Total Common Stocks & Exchange-Traded Funds (Proceeds $251,075,257)	(252,379,032)

	Total Securities Sold Short (Proceeds $251,075,257)	(252,379,032)

Other Assets & Liabilities, Net - 38.5%		391,673,566

Net Assets - 100.0%		1,018,053,400

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $332,883,238.
(b)	Non-income producing security.
(c)	Securities (or a portion of securities) on loan. As of June 30, 2014, the market value of securities loaned was $67,151,748. The loaned securities were secured with cash and securities collateral of $68,954,465. Collateral is calculated based on prior day’s prices. See Note 4.
(d)	Options are shown at market value.
(e)	Represents investments of cash collateral received in connection with securities lending.
(f)	Cost for U.S. federal income tax purposes is $828,181,770.
(g)	As of June 30, 2014, $118,312,932 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(h)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

Written call options contracts outstanding as of June 30, 2014 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
CBS Corp.	$70.00	January 2015	1,500	$224,890	$(307,500)
CBS Corp.	75.00	January 2015	4,000	396,511	(380,000)

				$621,401	$(687,500)

16	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2014	Highland Long/Short Healthcare Fund

Shares		Value ($)

Common Stocks - 65.7%

CONSUMER DISCRETIONARY - 1.2%
186,508	Service Corp. International (a)(b)	3,864,445

FINANCIAL – 1.7%
58,844	Aon PLC (a)	5,301,256

HEALTHCARE - 57.5%

Biotechnology - 10.4%
19,768	Alexion Pharmaceuticals, Inc. (c)	3,088,750
142,659	Alkermes PLC (b)(c)	7,180,027
176,247	Aquinox Pharmaceuticals, Inc. (b)(c)	1,651,434
15,448	Biogen Idec, Inc. (a)(c)	4,870,909
54,440	Chimerix, Inc. (b)(c)	1,194,414
6,376	Intercept Pharmaceuticals, Inc. (b)(c)	1,508,753
29,010	Kite Pharma, Inc. (b)(c)	838,969
426,500	Nanosphere, Inc. (b)(c)	673,870
131,491	Receptos, Inc. (b)(c)	5,601,517
26,619	Repligen Corp. (b)(c)	606,647
59,926	Sarepta Therapeutics, Inc. (b)(c)	1,785,196
38,255	Vertex Pharmaceuticals, Inc. (c)	3,621,983

		32,622,469

Healthcare Distributors - 0.9%
41,383	Cardinal Health, Inc. (a)(b)	2,837,218

Healthcare Equipment - 7.1%
534,187	Amedica Corp. (b)(c)	2,409,183
1,068,076	Genesys Ventures IA, LP (c)(d)	350,008
80,501	Globus Medical, Inc., Class A (a)(b)(c)	1,925,584
148,753	Medtronic, Inc. (b)	9,484,491
72,866	Novadaq Technologies, Inc. (c)	1,200,832
128,800	NuVasive, Inc. (a)(b)(c)	4,581,416
23,586	Teleflex, Inc. (b)	2,490,682

		22,442,196

Healthcare Facilities - 10.1%
154,329	Acadia Healthcare Co., Inc. (b)(c)	7,021,970
85,194	Adcare Health Systems, Inc. (a)(b)(c)	364,630
100,980	Brookdale Senior Living, Inc. (c)	3,366,673
122,457	Community Health Systems, Inc. (b)(c)	5,555,874
136,516	HCA Holdings, Inc. (a)(c)	7,696,772
29,331	HealthSouth Corp. (b)	1,052,103
68,197	Universal Health Services, Inc., Class B	6,530,545

		31,588,567

Healthcare Services - 4.5%
35,147	Air Methods Corp. (b)(c)	1,815,343
3,982,699	CNS Response, Inc. (c)(d)	898,895
126,739	ExamWorks Group, Inc. (b)(c)	4,021,428
37,229	Laboratory Corp. of America Holdings (c)	3,812,250
5,046	LHC Group, Inc. (c)	107,833
69,243	Team Health Holdings, Inc. (a)(b)(c)	3,457,995

		14,113,744

Healthcare Technology - 1.8%
115,426	Medidata Solutions, Inc. (b)(c)	4,941,387
178,050	Streamline Health Solutions, Inc. (c)	854,640

		5,796,027

Shares		Value ($)

Life Sciences Tools & Services - 5.0%
160,980	Albany Molecular Research, Inc. (b)(c)	3,238,918
133,427	ICON PLC (a)(c)	6,285,746
95,809	NanoString Technologies, Inc. (a)(c)	1,432,345
90,591	PAREXEL International Corp. (a)(c)	4,786,828

		15,743,837

Managed Healthcare - 7.9%
72,280	Cigna Corp. (b)	6,647,592
57,441	United Health Group, Inc. (a)	4,695,802
111,884	WellCare Health Plans, Inc. (c)	8,353,259
46,890	WellPoint, Inc.	5,045,833

		24,742,486

Pharmaceuticals - 9.8%
66,519	AbbVie, Inc.	3,754,332
21,769	Actavis PLC (c)	4,855,575
45,566	Akorn, Inc. (c)	1,515,070
88,500	Alimera Sciences, Inc. (b)(c)	529,230
43,711	Eli Lilly & Co.	2,717,513
34,611	GW Pharmaceuticals PLC ADR (b)(c)	3,713,414
71,754	Merck & Co., Inc. (a)	4,150,969
72,866	Revance Therapeutics, Inc. (c)	2,477,444
100,645	Teva Pharmaceutical Industries, Ltd. ADR	5,275,811
56,950	ZS Pharma, Inc. (c)	1,637,313

		30,626,671

REAL ESTATE INVESTMENT TRUST – 5.3%
114,657	HCP, Inc., REIT	4,744,507
86,568	Health Care, Inc., REIT	5,425,216
100,509	Ventas, Inc., REIT	6,442,627

		16,612,350

	Total Common Stocks (Cost $199,359,762)	206,291,266

Units

Rights (c) - 0.0%

HEALTHCARE - 0.0%

Healthcare Equipment - 0.0%
69,326	Wright Medical Group, Inc.	103,296

	Total Rights (Cost $188,241)	103,296

Warrants (c) - 1.3%

HEALTHCARE - 1.3%

Biotechnology - 0.2%
94,204	Discovery Laboratories, Inc., expires 02/16/2016 (d)	71,919
121,816	MediciNova, Inc., expires 03/24/2016 (d)	55,602
271,081	Threshold Pharmaceuticals, Inc., expires 03/11/2016 (d)	566,402

		693,923

Life Sciences Tools & Services - 0.1%
40,000	Pluristem Therapeutics, Inc. expires 01/27/2016	26,007
30,000	pSivida Corp., expires 01/19/2016 (d)	41,741

		67,748

See accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Long/Short Healthcare Fund

Units		Value ($)

Warrants (continued)

HEALTHCARE (continued)

Pharmaceuticals - 1.0%
37,955	ADVENTRX Pharmaceuticals, Inc., expires 01/27/2016 (d)	1,040
252,549	Horizon Pharmaceuticals, expires 09/20/2017 (d)	3,107,025
521,727	Neostem, Inc., expires 07/19/2016 (d)	67,437

		3,175,502

	Total Warrants (Cost $—)	3,937,173

Contracts

Purchased Put Options (e) - 0.1%
16,962	SPDR S&P 500 ETF Trust, Strike price $185.00, expires 07/19/2014	356,202

	Total Purchased Put Options (Cost $2,660,899)	356,202

Shares

Investment Companies (f) - 13.9%
43,730,146	State Street Navigator Prime Securities Lending Portfolio	43,730,146

	Total Investment Companies (Cost $43,730,146)	43,730,146

Total Investments - 81.0%		254,418,083

(Cost $245,939,048) (g)

Securities Sold Short (h) - (19.4)%

Common Stocks & Exchange-Traded Funds - (19.4)%

CONSUMER DISCRETIONARY - (1.9)%
101,829	PetSmart, Inc.	(6,089,374)

HEALTHCARE - (17.1)%

Biotechnology - (6.7)%
19,886	Cubist Pharmaceuticals, Inc. (i)	(1,388,440)
58,144	Galectin Therapeutics, Inc. (i)	(802,969)
72,243	Incyte Corp., Ltd. (i)	(4,077,395)
101,284	Intrexon Corp. (i)	(2,545,267)
17,000	iShares Nasdaq Biotechnology Index Fund, ETF	(4,369,510)
155,560	Isis Pharmaceuticals, Inc. (i)	(5,359,042)
20,579	Pharmacyclics, Inc. (i)	(1,846,142)
175,997	Threshold Pharmaceuticals, Inc. (i)	(696,948)

		(21,085,713)

Healthcare Equipment - (3.9)%
50,000	Abaxis, Inc.	(2,215,500)
24,866	ResMed, Inc.	(1,258,965)
71,793	Sirona Dental Systems, Inc. (i)	(5,920,051)
93,757	Wright Medical Group, Inc. (i)	(2,943,970)

		(12,338,486)

Healthcare Services - (0.2)%
40,000	Amedisys, Inc. (i)	(669,600)

Shares		Value ($)

Healthcare Technology - (1.9)%
46,601	athenahealth, Inc. (i)	(5,831,183)

Pharmaceuticals - (4.4)%
130,152	Bristol-Myers Squibb Co.	(6,313,674)
120,000	Horizon Pharma, Inc. (i)	(1,898,400)
27,323	Mallinckrodt PLC (i)	(2,186,386)
93,631	Medicines Co. (The) (i)	(2,720,917)
94,325	Sciclone Pharmaceuticals, Inc. (i)	(496,150)

		(13,615,527)

		(53,540,509)

INDUSTRIALS - (0.4)%
22,571	Advisory Board Co. (The) (i)	(1,169,178)

	Total Common Stocks & Exchange-Traded Funds (Proceeds $57,241,828)	(60,799,061)

	Total Securities Sold Short (Proceeds $57,241,828)	(60,799,061)

Other Assets & Liabilities, Net - 38.4%		120,581,589

Net Assets - 100.0%		314,200,611

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $40,498,098.
(b)	Securities (or a portion of securities) on loan. As of June 30, 2014, the market value of securities loaned was $42,746,908. The loaned securities were secured with cash collateral of $43,730,146. Collateral is calculated based on prior day’s prices. See Note 4.
(c)	Non-income producing security.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $5,160,069, or 1.6% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2014.
(e)	Options are shown at market value.
(f)	Represents investments of cash collateral received in connection with securities lending.
(g)	Cost for U.S. federal income tax purposes is $248,259,028.
(h)	As of June 30, 2014, $52,789,053 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(i)	No dividend payable on security sold short.

Glossary:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

18	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 65.8%

AEROSPACE - 0.7%
6,969,684	Sequa Corp. Initial Term Loan 5.25%, 06/19/2017	6,918,143

BROADCASTING - 2.3%
18,571,429	Clear Channel Communications, Inc. Tranche D Term Loan 01/30/2019 (b)	18,508,379
5,448,553	Comcorp Broadcasting, Inc. Term Loan B 9.00%, 04/01/2015 (c)	5,448,553

		23,956,932

CHEMICALS - 4.6%
1,661,764	Allnex U.S.A., Inc. Tranche B-2 Term Loan 4.50%, 10/03/2019	1,672,151
149,118	Second Lien Term Loan 8.25%, 04/03/2020	153,405
5,750,000	Arysta LifeScience Corp. Second Lien Term Loan 8.25%, 11/30/2020	5,865,000
12,232,708	Arysta LifeScience SPC LLC First Lien Initial Term Loan 4.50%, 05/29/2020	12,278,581
7,934,737	Axalta Coating Systems Dutch Holding B BV and Axalta Coating Systems U.S. Holdings, Inc. Refinanced Term Loan B 02/01/2020 (b)	7,948,622
5,315,723	MacDermid, Inc. Tranche B First Lien Term Loan 06/07/2020 (b)	5,325,690
6,666,667	Signode Industrial Group US, Inc. Initial Term Loan B 4.00%, 05/01/2021	6,656,233
9,315,833	Univar, Inc. New Term Loan B 5.00%, 06/30/2017	9,367,489

		49,267,171

CONSUMER DISCRETIONARY - 1.0%
3,212,924	FGI Operating Co. LLC Term Loan B 5.50%, 04/19/2019	3,245,069
7,735,294	Maxim Crane Works, L.P. Second Lien Term Loan 11/26/2018 (b)	7,922,217

		11,167,286

CONSUMER PRODUCTS - 1.1%
11,664,278	SRAM LLC First Lien Term Loan 04/10/2020 (b)	11,580,470

ENERGY - 3.7%
3,476,384	Arch Coal, Inc. Term Loan 05/16/2018 (b)	3,421,718

Principal Amount ($)		Value ($)

ENERGY (continued)
13,406,250	Azure Midstream Energy LLC Term Loan 6.50%, 11/15/2018	13,548,691
833,333	Bayonne Energy Center LLC Term Loan B 06/30/2021 (b)	841,667
8,333,333	Chief Exploration & Development LLC Second Lien Term Loan 05/12/2021 (b)	8,541,667
1,621,622	Drillships Financing Holding, Inc. Tranche B-1 Term Loan 03/31/2021 (b)	1,651,022
1,430,240	Fieldwood Energy LLC Closing Date Second Lien Term Loan 8.38%, 09/30/2020	1,477,617
4,281,304	FTS International, Inc. Initial Term Loan 5.75%, 04/16/2021	4,339,508
2,539,091	Petroleum Geo-Services ASA Extended Term Loan 3.25%, 03/19/2021	2,515,287
2,500,000	Seadrill Partners Finco LLC Additional Initial Term Loan 02/21/2021 (b)	2,490,200
222,222	Seventy Seven Operating LLC Term Loan 06/25/2021 (b)	223,750

		39,051,127

FINANCIAL - 3.7%
15,965,605	National Financial Partners Corp. Term Loan B 5.25%, 07/01/2020	16,081,356
7,750,000	Nuveen Investments, Inc. Tranche B First Lien Term Loan 4.15%, 05/15/2017	7,773,676

3,000,000	Tranche B Second Lien Term Loan 6.50%, 02/28/2019	3,034,275
12,292,068	Ocwen Loan Servicing Initial Term Loan 5.00%, 02/15/2018	12,375,285

		39,264,592

FOOD & DRUG - 2.2%
23,599,814	Supervalu, Inc. New Term Loan 4.50%, 03/21/2019	23,610,198

FOOD & TOBACCO - 0.6%
6,892,594	US Foods, Inc. Incremental Term LoanIncremental Term Loan 4.50%, 03/29/2019	6,912,273

GAMING & LEISURE - 0.8%
	Ginn-LA CS Borrower LLC
22,925,890	First Lien Tranche A Credit-Linked (d)	458,518
49,138,954	First Lien Tranche B Term Loan (d)	982,779
7,000,000	Second Lien Term Loan (c)(d)	—

See accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

GAMING & LEISURE (continued)
10,438,044	LLV Holdco LLC Exit Revolving Loan 5.00%, 02/28/2017 (c)	6,260,739
975,610	RHP Hotel Properties, LP Tranche B Term Loan 01/15/2021 (b)	981,912
18,000,000	WAICCS Las Vegas 3 LLC Second Lien Term Loan (c)(d)	—

		8,683,948

HEALTHCARE - 6.8%
8,710,151	Akorn, Inc. Term Loan 04/16/2021 (b)	8,753,702
5,497,717	Biomet, Inc. Dollar Term Loan B-2 3.66%, 07/25/2017	5,511,187
9,601,000	Catalent Pharma Solutions, Inc. Term Loan 6.50%, 12/29/2017	9,709,012
31,146,760	CCS Medical, Inc. First Lien Term Loan 8.00%, 03/31/2015 (c)(d)	19,715,899
4,180,195	DaVita HealthCare Partners, Inc. Tranche B Term Loan 06/24/2021 (b)	4,204,189
3,333,333	Fitness International LLC Term Loan B 07/01/2020 (b)	3,326,050
1,395,349	Healogics, Inc. Term Loan 07/01/2021 (b)	1,400,581
5,299,123	Kinetic Concepts, Inc. Dollar Term Loan E-1 4.00%, 05/04/2018	5,311,709
7,205,123	Onex Carestream Finance LP First Lien Term Loan 5.00%, 06/07/2019	7,227,639
6,808,501	Second Lien Term Loan 9.50%, 12/07/2019	6,970,203

		72,130,171

HOUSING - 0.8%
8,000,000	EH/Transeastern LLC/TE TOUSA Term Loan (c)(d)	4,000,000
7,591,233	LBREP/L-SunCal Master I LLC First Lien Term Loan (c)(d)	575,415
2,421,878	Nevada Land Group LLC First Lien Initial Term Loan 40.15%, 11/10/2014	2,433,988
2,263,662	Second Lien Initial Term Loan 10.00%, 11/12/2014 (c)	1,170,087

		8,179,490

INFORMATION TECHNOLOGY - 9.0%
20,617,882	Avaya, Inc. Replacement Term Loan B-6 03/30/2018 (b)	20,669,427

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY (continued)
21,766,901	Dell, Inc. Term Loan B 4.50%, 04/29/2020	21,909,148
10,691,231	Freescale Semiconductor, Inc. Tranche B-5 Term Loan 5.00%, 01/15/2021	10,757,195
11,734,816	Kronos, Inc. First Lien Incremental Term Loan 4.50%, 10/30/2019	11,844,830
4,917,225	Second Lien Term Loan 9.75%, 04/30/2020	5,132,353
2,657,407	Novell, Inc. First Lien Term Facility 7.25%, 11/22/2017	2,685,084
2,380,952	Rovi Solutions Corp. Term Loan B 07/02/2021 (b)	2,387,655
10,651,188	RP Crown Parent LLC First Lien New Term Loan 6.00%, 12/21/2018	10,671,159
9,945,013	Scientific Games International, Inc. Initial Term Loan 4.25%, 10/18/2020	9,851,778

		95,908,629

MANUFACTURING - 2.6%
735,294	4L Holdings LLC Term Loan 05/08/2020 (b)	736,607
4,413,793	Doncasters U.S. Finance LLC Second Lien Term Loan 9.50%, 10/09/2020	4,491,035
10,272,487	Term Loan B 4.50%, 04/09/2020	10,327,085
480,000	Filtration Group Corp. Second Lien Initial Term Loan 8.25%, 11/21/2021	492,199
11,605,563	Veyance Technologies, Inc. Term Loan 5.25%, 09/08/2017	11,641,773

		27,688,699

MEDIA & TELECOMMUNICATIONS - 5.8%
5,272,519	Aufinco Pty, Ltd. Term Loan B 4.00%, 05/29/2020	5,270,885
5,626,862	Cumulus Media Holdings, Inc. Term Loan 4.25%, 12/23/2020	5,654,996
2,945,251	Endurance Business Media, Inc. Term Loan (d)	765,765
10,238,976	Integra Telecom Holdings, Inc. Term Loan B 5.25%, 02/22/2019	10,320,888
2,000,000	Level 3 Financing, Inc. Tranche B-III Term Loan 4.00%, 08/01/2019	2,005,830
5,000,000	Tranche B Term Loan 4.00%, 01/15/2020	5,011,475

20	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

MEDIA & TELECOMMUNICATIONS (continued)
5,276,836	Media General, Inc. Term Loan B 07/31/2020 (b)	5,307,152
7,058,824	Mediacom Illinois LLC Term Loan G 06/13/2021 (b)	7,063,235
3,000,000	Metro-Goldwyn-Mayer, Inc. Second Lien Term Loan 06/26/2020 (b)	3,042,495
4,937,563	Tribune Co. Initial Term Loan 12/27/2020 (b)	4,954,523
7,223,000	TWCC Holding Corp. Second Lien Term Loan 7.00%, 06/26/2020	7,172,222
5,197,738	Univision Communications, Inc. Incremental Term Loan 4.00%, 03/02/2020	5,203,897

		61,773,363

METALS & MINERALS - 0.5%
5,248,161	Walter Energy, Inc. Term Loan B 04/02/2018 (b)	5,084,497

RETAIL - 2.8%
609,756	JC Penney Corp., Inc. Term Loan 05/22/2018 (b)	612,616
19,542,512	Term Loan 6.00%, 05/22/2018	19,796,174
5,000,000	Men’s Wearhouse, Inc. (The) Bridge Term Loan 06/18/2021 (b)	5,000,000
4,485,981	Tranche B Term Loan 4.50%, 06/18/2021	4,517,293

		29,926,083

SERVICE - 9.2%
4,582,306	ADS Waste Holdings, Inc. Tranche B-2 Initial Term Loan 3.75%, 10/09/2019	4,567,482
5,554,757	Advantage Sales & Marketing, Inc. First Lien Term Loan 4.25%, 12/17/2017	5,566,478
650,220	Second Lien Term Loan 8.25%, 06/17/2018	652,525
5,343,750	AlixPartners, LLP First Lien Replacement Term Loan B-2 07/10/2020 (b)	5,347,758
9,921,818	Ceridian Corp. Replacement Term Loan 4.40%, 05/09/2017	9,956,693
9,028,587	EnergySolutions LLC Term Adance 6.75%, 05/29/2020	9,145,191
5,500,000	First Data Corp. Dollar Term Loan 4.15%, 03/24/2018	5,515,813

Principal Amount ($)		Value ($)

SERVICE (continued)
1,000,000	Term Loan B 4.15%, 09/24/2018	1,002,320
10,716,920	Moneygram International, Inc. Term Loan 4.25%, 03/27/2020	10,586,334
5,000,000	ServiceMaster Co. (The) Initial Term Loan 01/31/2017 (b)	4,999,225
5,615,446	Tranche B Term Loan 01/31/2017 (b)	5,622,661
9,883,196	Spin Holdco, Inc. First Lien Initial Term Loan 11/14/2019 (b)	9,913,191
683,905	Travelport LLC Tranche 1 Term Loan 9.50%, 01/29/2016	706,115
1,062,350	Tranche 2 Term Loan 4.00%, 12/01/2016	1,075,629
2,222,222	Vantiv LLC Term Loan B 05/12/2021 (b)	2,244,445
28,047,292	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 04/02/2020 (b)	22,320,175

		99,222,035

TRANSPORTATION - 0.3%
26,954	JHT Holdings, Inc. Second Lien Term Loan 12.50%, 05/30/2015 (c)	24,258
2,962,312	Pilot Travel Centers LLC Tranche B Term Loan 4.25%, 08/07/2019	2,975,272

		2,999,530

UTILITY - 7.3%
4,180,347	Entegra TC LLC Second Lien Term Loan (c)(d)	4,180,347
10,314,894	Third Lien Term Loan (d)	6,601,533
5,901,291	Equipower Resources Holdings LLC First Lien Term C Advance 4.25%, 12/31/2019	5,947,410
13,000,000	Texas Competitive Electric Holdings Co. LLC 2014 Non-Extended Term Loan 10/10/2014 (b)	10,737,220
35,877,210	2017 Extended Term Loan 10/10/2017 (b)	29,449,091
20,245,209	Topaz Power Holdings LLC Term Loan B Advance 6.25%, 02/26/2020	20,346,536

		77,262,137

	Total U.S. Senior Loans (Cost $826,888,823)	700,586,774

See accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Principal Amount		Value ($)

Foreign Denominated or Domiciled

Senior Loans (a) - 2.6%

CANADA - 2.2%
USD
2,791,667	Hudson’s Bay Co. First Lien Initial Term Loan 4.75%, 11/04/2020	2,830,052
7,127,339	Husky Injection Molding Systems, Ltd. and Yukon Acquisition, Inc. New Term Loan 06/29/2018 (b)	7,151,394
2,631,579	Second Lien Term Loan 06/30/2022 (b)	2,654,605
4,864,598	Tervita Corp. Term Loan 05/15/2018 (b)	4,889,942
6,029,710	Valeant Pharmaceuticals International, Inc. Tranche B Term Loan E-1 3.75%, 08/05/2020	6,032,725

		23,558,718

GERMANY - 0.1%
EUR
334,902	Schieder Mobel Holding GmbH Delayed Draw Term Loan 0.00%, 07/20/2016 (c)(d)	216,839

LUXEMBOURG - 0.3%
USD
3,202,772	Allnex (Luxembourg) & Cy S.C.A. Tranche B-1 Term Loan 4.50%, 10/03/2019	3,222,789

UNITED KINGDOM - 0.0%
GBP
1,050,285	Henson No. 4, Ltd. Term Loan Facility B (c)(d)	104,156
1,056,808	Term Loan Facility C (c)(d)	103,398

		207,554

	Total Foreign Denominated or Domiciled Senior Loans (Cost $30,189,162)	27,205,900

Principal Amount ($)

Collateralized Loan Obligations (e)(f) - 10.0%
3,000,000	ACA CLO, Ltd. Series 2007-1A, Class D 2.58%, 06/15/2022	2,782,500
3,000,000	Acis CLO 2013-1, Ltd. Series 2013-1A, Class E 5.83%, 04/18/2024	2,812,500
1,000,000	Apidos CDO Series 2007-5A, Class C 1.68%, 04/15/2021	914,400
1,000,000	Apidos CLO Series 2013-12A, Class F 5.13%, 04/15/2025	854,400

Principal Amount ($)		Value ($)
1,500,000	Avenue CLO IV, Ltd. Series 2006-4A, Class C 1.67%, 11/07/2018	1,416,225
2,000,000	Babson CLO, Inc. Series 2005-2A, Class C1 1.93%, 07/20/2019	1,959,500
3,000,000	Carlyle High Yield Partners X, Ltd. Series 2007-10A, Class E 3.43%, 04/19/2022	2,760,000
1,700,000	Catamaran CLO, Ltd. Series 2013-1A, Class E 5.23%, 01/27/2025	1,577,600
3,200,000	Series 2012-1A, Class E 5.48%, 12/20/2023	3,050,000
750,000	Series 2013-1A, Class F 5.73%, 01/27/2025	673,125
1,000,000	Cent CDO, Ltd. Series 2007-14A, Class D 1.53%, 04/15/2021	883,750
2,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.06%, 04/13/2025	1,791,000
3,000,000	Series 2013-1A, Class E 5.38%, 04/20/2024	2,796,015
1,500,000	Diamond Lake CLO, Ltd. Series 2006-1A, Class B2L 4.23%, 12/01/2019	1,461,300
1,000,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class E 5.73%, 01/15/2025	960,000
2,500,000	Duane Street CLO II, Ltd. Series 2006-2A, Class E 3.98%, 08/20/2018	2,418,187
1,000,000	Eastland CLO, Ltd. Series 2007-1A, Class C 1.73%, 05/01/2022	868,250
1,000,000	Eaton Vance CDO IX, Ltd. Series 2007-9A, Class D 1.73%, 04/20/2019	957,750
2,000,000	Flagship CLO Series 2013-7A, Class E 4.98%, 01/20/2026	1,820,000
2,500,000	Fraser Sullivan CLO II, Ltd. Series 2006-2A, Class E 3.73%, 12/20/2020	2,383,062
1,500,000	Gale Force CLO, Ltd. Series 2007-3A, Class E 3.73%, 04/19/2021	1,387,500
12,900,000	Series 2007-4A, Class E 6.63%, 08/20/2021	12,949,020
750,000	Gannett Peak CLO, Ltd. Series 2006-1A, Class C 1.75%, 10/27/2020	726,244
3,750,000	Series 2006-1A, Class D1 3.78%, 10/27/2020	3,619,125
847,661	Goldman Sachs Asset Management CLO PLC Series 2007-1A, Class E 5.23%, 08/01/2022	832,827
1,000,000	Greenbriar CLO, Ltd. Series 2007-1A, Class C 1.98%, 11/01/2021	929,650

22	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
814,466	Greywolf CLO, Ltd. Series 2007-1A, Class E 4.18%, 02/18/2021	802,249
1,250,000	Series 2013-1A, Class E 5.28%, 04/15/2025	1,073,875
1,315,000	Halcyon Loan Investors CLO I, Inc. Series 2006-1A, Class C 1.68%, 11/20/2020	1,213,088
1,500,000	Series 2006-1A, Class D 3.73%, 11/20/2020	1,447,500
1,250,000	HarbourView CLO Series 6A, Class D 3.93%, 12/27/2019	1,181,250
3,000,000	Harch CLO III, Ltd. Series 2007-1A, Class E 3.98%, 04/17/2020	2,835,000
1,004,938	Hewett’s Island CDO, Ltd. Series 2007-1RA, Class E 6.97%, 11/12/2019	994,889
1,000,000	ING Investment Management Series 2006-3A, Class C 1.68%, 12/13/2020	949,650
1,000,000	Inwood Park CDO, Ltd. Series 2006-1A, Class E 3.73%, 01/20/2021	928,670
1,000,000	Jersey Street CLO, Ltd. Series 2006-1A, Class D 1.78%, 10/20/2018	953,700
2,500,000	Katonah CLO, Ltd. Series 2006-9A, Class B1L 1.63%, 01/25/2019	2,331,250
1,000,000	Landmark CDO, Ltd. Series 2007-9A, Class E 3.73%, 04/15/2021	930,500
2,000,000	Marlborough Street CLO, Ltd. Series 2007-1A, Class E 3.88%, 04/18/2019	1,917,500
1,926,229	Mayport CLO, Ltd. Series 2006-1A, Class B2L 4.08%, 02/22/2020	1,831,395
918,075	Mountain Capital CLO VI, Ltd. Series 2007-6A, Class E 3.53%, 04/25/2019	844,629
2,672,121	Navigator CDO, Ltd. Series 2006-2A, Class D 3.73%, 09/20/2020	2,546,865
3,000,000	Newmark Capital Funding CLO, Ltd. Series 2013-1A, Class E 4.88%, 06/02/2025	2,700,000
1,500,000	Palmer Square CLO, Ltd. Series 2013-2A, Class D 5.58%, 10/17/2025	1,388,550
944,878	Primus CLO II, Ltd. Series 2007-2A, Class E 4.98%, 07/15/2021	868,626
1,000,000	Red River CLO, Ltd. Series 1A, Class D 1.88%, 07/27/2018	955,000
648,102	Series 1A, Class E 3.98%, 07/27/2018	597,485

Principal Amount ($)		Value ($)
7,334,234	San Gabriel CLO, Ltd. Series 2007-1A, Class B2L 4.48%, 09/10/2021	6,997,593
2,000,000	Stanfield Daytona CLO, Ltd. Series 2007-1A, Class B1L 1.58%, 04/27/2021	1,872,200
3,000,000	Stanfield McLaren CLO Delaware Corp. Series 2007-1A, Class B1L 2.63%, 02/27/2021	2,840,100
1,250,000	Stone Tower CLO V, Ltd. Series 2006-5A, Class D 3.98%, 07/16/2020	1,176,875
1,397,789	Stratford CLO, Ltd. Series 2007-1A, Class E 4.23%, 11/01/2021	1,233,549
6,000,000	Vibrant CLO, Ltd. Series 2012-1A, Class D 5.73%, 07/17/2024	5,736,000
1,500,000	Westbrook CLO, Ltd. Series 2006-1A, Class E 3.93%, 12/20/2020	1,428,750

	Total Collateralized Loan Obligations (Cost $102,513,324)	106,160,668

Corporate Bonds & Notes - 4.5%

BROADCASTING - 0.1%
500,000	Clear Channel Communications, Inc. 9.00%, 12/15/2019 (g)	535,000

CHEMICALS - 0.3%
3,500,000	TPC Group, Inc. 8.75%, 12/15/2020 (f)(g)	3,893,750

DIVERSIFIED MEDIA - 0.2%
1,809,000	Univision Communications, Inc. 6.75%, 09/15/2022 (f)	2,010,251

ENERGY - 0.6%
4,455,000	Arch Coal, Inc. 7.00%, 06/15/2019 (g)	3,396,937
3,000,000	Venoco, Inc. 8.88%, 02/15/2019 (g)	2,932,500

		6,329,437

FOOD & DRUG - 0.2%
2,000,000	SUPERVALU, Inc. 6.75%, 06/01/2021 (g)	2,070,000

GAMING & LEISURE - 0.6%
5,000,000	Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/2018 (g)	1,940,625
5,000,000	11.25%, 06/01/2017 (g)	4,600,000

		6,540,625

INFORMATION TECHNOLOGY - 0.4%
4,571,000	Avaya, Inc. 10.50%, 03/01/2021 (f)(g)	4,239,603

SERVICE - 1.2%
12,000,000	Cenveo Corp. Term Loan 6.00%, 08/01/2019 (f)	12,060,000

See accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

SERVICE (continued)
588,898	Travelport LLC PIK 13.88%, 03/01/2016 (f)	609,510

		12,669,510

UTILITY - 0.9%
15,000,000	Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15 (d)	2,418,750
16,304,111	11.50%, 10/01/20 (d)(f)	7,340,000

		9,758,750

	Total Corporate Bonds & Notes (Cost $47,061,394)	48,046,926

Shares

Claims (h)(i) - 0.1%

TELECOMMUNICATIONS - 0.1%
3,414,269	Wind Telecomunicazione SpA Trade Claim Facility 3692	693,523

	Total Claims (Cost $2,057,173)	693,523

Common Stocks & Exchange-Traded Funds - 15.0%

BROADCASTING - 0.2%
304,726	Communications Corp. of America (c)(i)	2,529,226

CONSUMER DISCRETIONARY - 0.6%
153,183	American Airlines Group, Inc. (i)	6,580,741

ENERGY - 0.2%
1,118,286	Value Creation, Inc. (i)	1,677,429

GAMING & LEISURE - 0.4%
44	LLV Holdco LLC - Litigation Trust Units (c)(i)(j)	3,944,631
34,512	LLV Holdco LLC - Series A, Membership Interest (c)(i)(j)	—
436	LLV Holdco LLC - Series B, Membership Interest (c)(i)(j)	—

		3,944,631

HEALTHCARE - 0.0%
207,031	CCS Medical, Inc. (c)(i)(j)	12,836

HOUSING - 0.5%
1,648,350	CCD Equity Partners LLC (c)(i)	5,274,720
70,480	Las Vegas Land Holdings (c)(i)	13,215
8	Nevada Land Group LLC (c)(i)(j)	—

		5,287,935

MEDIA & TELECOMMUNICATIONS - 11.0%
4,921	Endurance Business Media, Inc., Class A (c)(i)(j)	—
3,776,559	Media General, Inc. (i)(k)	77,532,756
501,736	Metro-Goldwyn-Mayer, Inc., Class A (i)(k)	39,365,203

		116,897,959

Shares		Value ($)

OTHER - 2.1%
1,150,000	Highland/iBoxx Senior Loan, ETF (g)(j)	22,919,500

REAL ESTATE - 0.0%
229,072	Allenby (c)(i)	—
1,517,681	Claymore (c)(i)	—

TRANSPORTATION - 0.0%
2,023	JHT Holdings, Inc. (c)(i)	1,821

UTILITY - 0.0%
286,159	Entegra TC LLC (i)	28,618

	Total Common Stocks & Exchange-Traded Funds (Cost $378,420,513)	159,880,696

Units

Warrants (c)(i) - 0.0%

GAMING & LEISURE - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest, expires 07/15/15	—
2,522	LLV Holdco LLC - Series D, Membership Interest, expires 07/15/15	—
2,819	LLV Holdco LLC - Series E, Membership Interest, expires 07/15/15	—
3,172	LLV Holdco LLC - Series F, Membership Interest, expires 07/15/15	—
3,594	LLV Holdco LLC - Series G, Membership Interest, expires 07/15/15	—

		—

	Total Warrants (Cost $—)	—

Shares

Investment Companies (l) - 1.5%
16,030,855	State Street Navigator Prime Securities Lending Portfolio	16,030,855

	Total Investment Companies (Cost $16,030,855)	16,030,855

Total Investments - 99.5%		1,058,605,342

(Cost $1,403,161,244) (m)

Securities Sold Short (n) - (5.5)%

Common Stocks - (5.5)%

ENERGY - (1.0)%
800,000	Gray Television, Inc. (o)	(10,504,000)

24	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland Floating Rate Opportunities Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks (continued)

MEDIA & TELECOMMUNICATIONS - (4.5)%
495,997	Gannett Co., Inc.	(15,529,666)
596,763	LIN Media LLC, Class A (o)	(16,261,792)
465,936	Sinclair Broadcast Group, Inc., Class A	(16,191,276)

		(47,982,734)

	Total Common Stocks (Proceeds $52,984,439)	(58,486,734)

	Total Securities Sold Short (Proceeds $52,984,439)	(58,486,734)

Other Assets & Liabilities, Net - 6.0%		63,720,383

Net Assets - 100.0%		1,063,838,991

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2014. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $53,576,140, or 5.0% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2014.
(d)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(e)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2014.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2014, these securities amounted to $136,313,782 or 12.8% of net assets.
(g)	Securities (or a portion of securities) on loan. As of June 30, 2014, the market value of securities loaned was $15,647,160. The loaned securities were secured with cash collateral of $16,030,855. Collateral is calculated based on prior day’s prices. See Note 4.
(h)	These positions represent claims that have been filed with the United State Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(i)	Non-income producing security.
(j)	Affiliated issuer. Assets with a total aggregate market value of $26,876,967, or 2.5% of net assets, were affiliated with the Fund as of June 30, 2014.
(k)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(l)	Represents investments of cash collateral received in connection with securities lending.
(m)	Cost for U.S. federal income tax purposes is $1,421,166,180.
(n)	As of June 30, 2014, $80,054,364 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net.”
(o)	No dividend payable on security sold short.

Currency Abbreviations:

EUR	Euro Currency
GBP	British Pound
USD	United States Dollar

Glossary:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
PLC	Public Limited Company
PNC	PNC Capital Markets LLC

Forward foreign currency exchange contracts outstanding as of June 30, 2014 were as follows:

Contracts to Buy or to Sell	Currency		Counter - party	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation/ (Depreciation)
Sell	EUR	(1)	PNC	1,324,000	07/31/2014	$(5,428)
Sell	GBP	(1)	PNC	2,820,000	07/31/2014	(159,530)

						$(164,958)

(1)	Contract will settle in USD.

See accompanying Notes to Financial Statements.	25

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2014	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)
Assets
Unaffiliated investments, at value(a)	878,758,866	254,418,083	1,031,728,375
Affiliated investments, at value (Note 11)	—	—	26,876,967

Total Investments, at value	878,758,866	254,418,083	1,058,605,342
Cash	277,784,956	100,578,294	15,771,554
Restricted Cash — Securities Sold Short (Note 2)	118,312,932	52,789,053	80,054,364
Foreign currency	—	425,942	472
Receivable for:
Investments sold	96,163,544	12,324,899	114,204,480
Dividend and interest	670,514	110,484	7,046,525
Swap payments	616	—	—
Fund shares sold	2,796,290	8,247,829	4,807,195
Prepaid expenses and other assets	58,729	148,495	405,751

Total assets	1,374,546,447	429,043,079	1,280,895,683

Liabilities
Notes payable (Note 6)	—	—	60,000,000
Securities sold short, at value (Notes 2 and 9)	252,379,032	60,799,061	58,486,734
Written options contracts, at value (Note 3)	687,500	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	164,958

Payable for:
Upon receipt of securities loaned (Note 4)	68,943,465	43,730,146	16,030,855
Distributions to shareholders	68,249	8,949	734,192
Investments purchased	28,197,042	6,128,273	73,888,500
Fund shares redeemed	903,447	3,765,020	6,337,531
Investment advisory and administration fees (Note 7)	987,967	302,574	463,171
Trustees’ fees	37,257	2,587	42,952
Distribution and shareholder service fees (Note 7)	27,135	22,150	97,420
Transfer agent fees	105,177	—	74,444
Swap payments	3,588,390	—	—
Commitment fee payable (Note 6)	3,519	—	109,279
Accrued expenses and other liabilities	564,867	83,708	626,656

Total liabilities	356,493,047	114,842,468	217,056,692

Net Assets	1,018,053,400	314,200,611	1,063,838,991

Unaffiliated Investments, at cost	812,667,211	245,939,048	1,099,490,566
Affiliated investments, at cost	—	—	303,670,678
Foreign currency, at cost	—	427,513	462
Proceeds from securities sold short	251,075,257	57,241,828	52,984,439
Written option premiums received	621,401	—	—
(a) Includes market value of securities on loan:	67,151,748	42,746,908	15,647,160

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

26	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2014	Highland Funds I

	Highland Long/Short Equity Fund ($)		Highland Long/Short Healthcare Fund ($)		Highland Floating Rate Opportunities Fund ($)
Net Assets Consist of:
Par value (Note 1)	82,163		20,809		129,774
Paid-in capital	932,392,251		308,452,300		2,357,627,369
Accumulated net investment loss	—		(68,009)		(21,982,316)
Accumulated net realized gain (loss) from investments, securities sold short, written options, futures contracts, swap contracts and foreign currency related transactions	20,437,899		875,107		(921,714,036)
Net unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency related translations	65,141,087		4,920,404		(350,221,800)

Net Assets	1,018,053,400		314,200,611		1,063,838,991

Class A:
Net assets	195,611,797		153,357,784		342,776,137
Shares outstanding ($0.001 par value; unlimited shares authorized)	16,059,152		10,173,918		41,801,576

Net asset value per share	12.18	(a)	15.07	(a)	8.20	(a)

Maximum offering price per share	12.89	(b)	15.95	(b)	8.50	(b)

Class C:
Net assets	55,795,205		47,964,318		380,973,525
Shares outstanding ($0.001 par value; unlimited shares authorized)	4,803,480		3,307,162		46,470,480

Net asset value and offering price per share	11.62	(a)	14.50	(a)	8.20	(a)

Class Z
Net assets	766,646,398		112,878,509		340,089,329
Shares outstanding ($0.001 par value; unlimited authorization)	61,300,678		7,327,697		41,502,325

Net asset value, offering and redemption price per share	12.51		15.40		8.19

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	27

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2014	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Floating Rate Opportunities Fund ($)
Investment Income
Income:
Dividends from unaffiliated issuers	7,186,717	750,697	311,551
Dividends from affiliated issuers (Note 11)	—	—	1,148,866
Less: Foreign taxes withheld	(188)	(6,571)	—
Interest from unaffiliated issuers	—	8,600	62,486,488
Securities lending income (Note 4)	225,449	167,313	63,048
Other income	—	—	158,366

Total Income	7,411,978	920,039	64,168,319

Expenses:
Investment advisory and administration fees (Note 7)	24,505,088	1,510,873	10,204,897
Distribution and shareholder service fees: (Note 7)
Class A	597,451	210,601	1,562,837
Class B	—	—	555
Class C	509,149	198,431	3,130,199
Transfer agent fees	1,213,623	52,510	743,253
Trustees’ fees (Note 7)	149,914	10,679	175,686
Accounting services fees	291,624	77,121	319,372
Audit fees	128,442	23,663	187,495
Legal fees	905,483	47,294	932,905
Registration fees	87,011	5,029	94,164
Insurance	215,667	8,195	210,595
Reports to shareholders	287,844	12,551	279,994
Interest expense (Note 6)	—	—	654,094
Commitment fees-credit agreement (Note 6)	14,002	613	291,387
Dividends and fees on securities sold short (Note 2)	5,619,332	980,863	440,728
Other	643,270	52,171	101,567

Total operating expenses before waiver and reimbursement	35,167,900	3,190,594	19,329,728
Less: Expenses waived or borne by the Adviser (Note 7)	(12,555,300)	—	(3,064,709)

Net operating expenses	22,612,600	3,190,594	16,265,019

Net investment income (loss)	(15,200,622)	(2,270,555)	47,903,300

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	188,087,247	13,462,187	(37,282,794)
Securities sold short (Note 2)	(61,598,568)	—	743,323
Swap contracts (Note 3)	(3,766,656)	—	—
Written options contracts (Note 3)	346,672	112,102	—
Futures contracts (Note 3)	(8,155,992)	—	—
Foreign currency related transactions	520,264	19,142	(161,788)
Change in unrealized appreciation (depreciation) on:
Investments	41,408,074	4,666,712	103,347,944
Securities sold short (Note 2)	(3,963,132)	(3,408,736)	(5,502,295)
Written options contracts (Note 3)	(132,089)	(28,623)	—
Foreign currency related translations	419,306	(1,269)	(547,149)

Net realized and unrealized gain on investments	153,165,126	14,821,515	60,597,241

Total increase in net assets resulting from operations	137,964,504	12,550,960	108,500,541

28	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2014 ($)	Year Ended June 30, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(15,200,622)	(10,073,645)
Net realized gain on investments, swap contracts, securities sold short, written options contracts, futures contracts and foreign currency related transactions	115,432,967	36,916,291
Net increase in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and foreign currency related translations	37,732,159	3,098,751

Net increase from operations	137,964,504	29,941,397

Distributions to shareholders from:
Net realized gains
Class A	(12,186,421)	(6,734,680)
Class C	(3,835,029)	(1,461,758)
Class Z	(57,915,273)	(15,891,663)

Total distributions	(73,936,723)	(24,088,101)

Share transactions:
Proceeds from sale of shares
Class A	112,583,840	113,098,248
Class C	18,316,378	9,352,984
Class Z	338,297,967	484,118,868
Value of distributions reinvested
Class A	10,380,104	4,101,890
Class C	2,516,828	884,764
Class Z	35,127,021	9,195,206
Cost of shares redeemed
Class A	(79,133,710)	(242,284,369)
Class C	(13,676,281)	(21,854,014)
Class Z	(350,389,141)	(205,639,005)
Redemption fees (Note 8)	21,571	74,812

Net increase from share transactions	74,044,577	151,049,384

Total increase in net assets	138,072,358	156,902,680

Net Assets
Beginning of period	879,981,042	723,078,362

End of period	1,018,053,400	879,981,042

Accumulated net investment income (loss)	—	—

See accompanying Notes to Financial Statements.	29

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2014 ($)	Year Ended June 30, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(2,270,555)	(961,333)
Net realized gain (loss) on investments, securities sold short, written options contracts and foreign currency related transactions	13,593,431	(518,118)
Net increase in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and foreign currency related translations	1,228,084	796,101

Net increase (decrease) from operations	12,550,960	(683,350)

Share transactions:
Proceeds from sale of shares
Class A	152,823,930	5,604,225
Class C	43,579,767	701,692
Class Z	124,408,137	4,412,515
Cost of shares redeemed
Class A	(16,159,617)	(23,020,947)
Class C	(3,407,549)	(4,251,333)
Class Z	(30,508,480)	(5,113,810)
Redemption fees (Note 8)	61	12,549

Net increase (decrease) from share transactions	270,736,249	(21,655,109)

Total increase (decrease) in net assets	283,287,209	(22,338,459)

Net Assets
Beginning of period	30,913,402	53,251,861

End of period	314,200,611	30,913,402

Accumulated net investment loss	(68,009)	(304,716)

30	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2014 ($)	Year Ended June 30, 2013 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	47,903,300	21,277,495
Net realized loss on investments, securities sold short and foreign currency related transactions	(36,701,259)	(26,386,322)
Net increase in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency related translations	97,298,500	103,578,610

Net increase from operations	108,500,541	98,469,783

Distributions to shareholders from:
Net investment income
Class A	(18,065,529)	(8,158,527	)(a)
Class B	(2,415)	(71,663	)(a)
Class C	(13,328,132)	(11,460,980	)(a)
Class Z	(15,535,846)	(2,095,539	)(a)
Return of capital
Class A	(365,756)	(2,386,722	)(a)
Class B	(49)	(19,874	)(a)
Class C	(269,842)	(3,810,817	)(a)
Class Z	(314,539)	(639,915	)(a)

Total distributions	(47,882,108)	(28,644,037)

Share transactions:
Proceeds from sale of shares
Class A	509,464,575	75,608,962
Class B	12	45,054
Class C	94,373,111	27,432,448
Class Z	615,416,559	149,727,562
Value of distributions reinvested
Class A	13,076,836	6,063,436
Class B	2,003	51,514
Class C	9,627,828	9,576,862
Class Z	13,763,338	2,401,103
Cost of shares redeemed
Class A	(451,123,176)	(60,232,565)
Class B	(163,193)	(4,217,699)
Class C	(70,464,497)	(69,284,485)
Class Z	(477,102,819)	(11,263,189)
Redemption fees (Note 8)	99,885	11,876

Net increase from share transactions	256,970,462	125,920,879

Total increase in net assets	317,588,895	195,746,625

Net Assets
Beginning of period	746,250,096	550,503,471

End of period	1,063,838,991	746,250,096

Accumulated net investment loss	(21,982,316)	(24,729,109	)(a)

(a)	See Note 5.

See accompanying Notes to Financial Statements.	31

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	9,232,371	10,026,831
Issued for distribution reinvested	863,568	376,666
Shares redeemed	(6,469,617)	(21,484,575)

Net increase (decrease) in fund shares	3,626,322	(11,081,078)

Class C:
Shares sold	1,561,085	857,610
Issued for distribution reinvested	218,855	84,023
Shares redeemed	(1,171,234)	(2,008,135)

Net increase (decrease) in fund shares	608,706	(1,066,502)

Class Z
Shares sold	27,127,011	41,975,607
Issued for distribution reinvested	2,851,219	828,397
Shares redeemed	(28,330,516)	(17,917,404)

Net increase in fund shares	1,647,714	24,886,600

32	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	10,233,441	534,383
Shares redeemed	(1,116,162)	(2,224,834)

Net increase (decrease) in fund shares	9,117,279	(1,690,451)

Class C:
Shares sold	3,043,907	66,897
Shares redeemed	(248,148)	(422,264)

Net increase (decrease) in fund shares	2,795,759	(355,367)

Class Z
Shares sold	8,129,433	424,605
Shares redeemed	(2,030,993)	(484,200)

Net increase (decrease) in fund shares	6,098,440	(59,595)

See accompanying Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Floating Rate Opportunities Fund

	Year Ended June 30, 2014	Year Ended June 30, 2013
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	63,869,482	9,948,491
Issued for distribution reinvested	1,625,770	831,555
Shares redeemed	(55,915,261)	(8,299,242)

Net increase in fund shares	9,579,991	2,480,804

Class B:
Shares sold	2	6,034
Issued for distribution reinvested	253	7,196
Shares redeemed	(20,194)	(588,467)

Net increase (decrease) in fund shares	(19,939)	(575,237)

Class C:
Shares sold	11,867,488	3,641,813
Issued for distribution reinvested	1,197,879	1,313,814
Shares redeemed	(8,773,343)	(9,538,411)

Net increase (decrease) in fund shares	4,292,024	(4,582,784)

Class Z
Shares sold	76,720,805	19,905,110
Issued for distribution reinvested	1,711,761	322,354
Shares redeemed	(58,929,130)	(1,526,742)

Net increase in fund shares	19,503,436	18,700,722

34	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2014	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities
Net increase in net assets from operations	137,964,504

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities
Purchases of investment securities from unaffiliated issuers	(3,131,410,757)
Proceeds from disposition investment securities from unaffiliated issuers	3,348,858,174
Purchases of purchased options	(20,837,049)
Proceeds from the disposition of purchased options	11,332,819
Purchases of securities sold short	(2,551,574,398)
Proceeds from securities sold short	2,477,434,341
Net premium received on open written options	7,138,736
Net realized gain on investments from unaffiliated issuers	(188,087,247)
Net realized loss on securities sold short	61,598,568
Net realized gain on written options contracts	(346,672)
Net realized gain on foreign currency related transactions	(520,264)
Net change in unrealized appreciation on investments, securities sold short, written options contracts and foreign currency related translations	(37,732,159)
Net change in short-term investments	1,220,621
Decrease in restricted cash	140,054,335
Decrease in receivable for investments sold	32,055,829
Decrease in dividends and interest receivable	18,159
Increase in receivable for swap payments	(616)
Decrease in receivable for fund shares sold	1,488,219
Increase in prepaid expenses and other assets	(8,968)
Decrease in payable for investments purchased	(12,347,508)
Decrease in payable for fund shares redeemed	(378,318)
Decrease in payable for distributions	(563,251)
Increase in payables to related parties	65,989
Decrease in payable upon receipt of securities on loan	(1,220,621)
Increase in payable for distribution and shareholder service fees	9,034
Increase in payable for commitment fees	2,146
Increase in payable for swap payments	3,588,390
Decrease in payable for transfer agent fees	(54,330)
Increase in accrued expenses and other liabilities	190,206

Net cash flow provided by operating activities	277,937,912

Cash Flows Provided by Financing Activities
Proceeds from shares sold	469,198,185
Payment of shares redeemed	(443,177,561)
Distributions paid in cash	(25,912,770)

Net cash flow provided by financing activities	107,854

Effect of exchange rate changes on cash	939,570

Net increase in cash	278,985,336

Cash/Due to Custodian
Beginning of the year	(1,200,380)

End of the year	277,784,956

Supplemental disclosure of cash flow information:
Reinvestment of distributions	48,023,953

Cash paid during the year for commitment fees	11,856

See accompanying Notes to Financial Statements.	35

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2014	Highland Long/Short Healthcare Fund

($)
Cash Flows Used in Operating Activities
Net increase in net assets from operations	12,550,960

Adjustments to Reconcile Net Investment Loss to Net Cash Used in Operating Activities
Purchases of investment securities from unaffiliated issuers	(703,134,933)
Proceeds from disposition investment securities from unaffiliated issuers	548,664,195
Purchases of purchased options	(16,500,708)
Proceeds from dispositions of purchased options	17,781,655
Purchases of securities sold short	(340,977,964)
Proceeds from securities sold short	387,048,898
Net premium received on open written options	(81,492)
Net realized gain on investments from unaffiliated issuers	(13,462,187)
Net realized gain on written options contracts	(112,102)
Net realized gain on foreign currency related transactions	(19,142)
Net change in unrealized appreciation on investments, securities sold short, written options contracts and foreign currency related translations	(1,228,084)
Net change in short-term investments	(43,730,146)
Increase in restricted cash	(49,805,750)
Increase in receivable for investments sold	(10,675,826)
Decrease in dividends and interest receivable	97,070
Increase in receivable for fund shares sold	(8,239,068)
Increase in prepaid expenses and other assets	(38,570)
Increase in payable for investments purchased	1,169,244
Increase in payable for fund shares redeemed	3,590,913
Increase in payable for distributions	7,791
Increase in payables to related parties	270,864
Increase in payable upon receipt of securities on loan	43,730,146
Increase in payable for distribution and shareholder service fees	20,336
Decrease in payable for commitment fees	(47)
Decrease in payable for transfer agent fees	(6,183)
Increase in accrued expenses and other liabilities	8,606

Net cash flow used in operating activities	(173,071,524)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	320,811,834
Payment of shares redeemed	(50,075,585)

Net cash flow provided by financing activities	270,736,249

Effect of exchange rate changes on cash	17,873

Net increase in cash	97,682,598

Cash & Foreign Currency
Beginning of the year	3,321,638

End of the year	101,004,236

Supplemental disclosure of cash flow information:
Cash paid during the year for commitment fees	660

36	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2014	Highland Floating Rate Opportunities Fund

($)
Cash Flows Used in Operating Activities
Net increase in net assets from operations	108,500,541

Adjustments to Reconcile Net Investment Income to Net Cash Used in Operating Activities
Purchases of investment securities from unaffiliated issuers	(1,486,038,497)
Proceeds from disposition investment securities from unaffiliated issuers	1,280,186,425
Purchases of securities sold short	(14,322,654)
Proceeds from securities sold short	68,050,417
Paydowns at cost	1,107,267
Net accretion of discount	(6,571,504)
Net realized loss on investments from unaffiliated issuers	37,282,794
Net realized gain on securities sold short	(743,323)
Net realized loss on foreign currency related transactions	161,788
Net change in unrealized appreciation on investments, securities sold short and foreign currency related translations	(97,298,500)
Net change in short-term investments	(5,511,127)
Increase in restricted cash	(80,054,364)
Increase in receivable for investments sold	(87,231,207)
Increase in dividends and interest receivable	(2,890,480)
Decrease in receivable for fund shares sold	28,586,986
Increase in prepaid expenses and other assets	(48,039)
Decrease in payable for investments purchased	(80,994,624)
Increase in payable for fund shares redeemed	5,613,480
Increase in payable for distributions	42,181
Decrease in payables to related parties	(69,924)
Increase in payable upon receipt of securities on loan	5,511,127
Increase in payable for distribution and shareholder service fees	29,797
Increase in payable for commitment fees	16,237
Decrease in payable for interest expense	(22,185)
Decrease in payable for transfer agent fees	(8,853)
Increase in accrued expenses and other liabilities	251,289

Net cash flow used in operating activities	(326,464,952)

Cash Flows Provided by Financing Activities
Increase in notes payable	60,000,000
Proceeds from shares sold	1,219,254,257
Payment of shares redeemed	(998,753,800)
Distributions paid in cash	(11,412,103)

Net cash flow provided by financing activities	269,088,354

Effect of exchange rate changes on cash	161,788

Net decrease in cash	(57,214,810)

Cash & Foreign Currency
Beginning of the year	72,986,836

End of the year	15,772,026

Supplemental disclosure of cash flow information:
Reinvestment of distributions	36,470,005

Cash paid during the year for interest	676,279

Cash paid during the year for commitment fees	275,150

See accompanying Notes to Financial Statements.	37

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,				For the Ten Months Ended 06/30/10		For the Year Ended 08/31/09
	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$11.37	$11.30	$11.10	$10.68	$10.37		$10.50
Income from Investment Operations:
Net investment loss(a)	(0.21)	(0.16)	(0.22)	(0.21)	(0.19)		(0.23)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	— (b)	0.01		0.01
Net realized and unrealized gain(a)	1.97	0.53	0.48	0.93	0.59		0.10

Total from investment operations	1.76	0.37	0.26	0.72	0.41		(0.12)
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—	—		(0.01)
From net realized gains	(0.95)	(0.30)	(0.06)	(0.30)	(0.10)		—

Total distributions declared to shareholders	(0.95)	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)
Net Asset Value, End of Period(i)	$12.18	$11.37	$11.30	$11.10	$10.68		$10.37
Total Return(c)(i)	15.60%	3.38%	2.42%	6.62%	3.90	%(d)	(1.16)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$195,612	$141,351	$265,712	$286,581	$207,323		$56,364
Gross operating expenses (excluding interest expense and commitment fee)(f)	3.75%	3.79%	3.66%	3.64%	4.19%		4.94%
Interest expense and commitment fee	— (g)	— (g)	—	—	—		0.01%
Waiver/reimbursement	(1.25)%	(1.25)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%
Net operating expenses (including interest expense and commitment fee)(f)(h)	2.50%	2.54%	2.41%	2.39%	2.94%		3.09%
Dividends and fees on securities sold short	0.56%	0.66%	0.53%	0.41%	0.70%		0.59%
Net operating expenses (excluding dividends and fees on securities sold short)	1.94%	1.88%	1.88%	1.98%	2.24%		2.50%
Net investment loss	(1.69)%	(1.40)%	(1.99)%	(1.89)%	(2.10)%		(2.30)%
Portfolio turnover rate	349%	706%	650%	684%	496	%(d)	443%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

38	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,				For the Ten Months Ended 06/30/10		For the Year Ended 08/31/09
	2014	2013	2012	2011

Net Asset Value, Beginning of Period	$10.95	$10.96	$10.83	$10.48	$10.22		$10.42
Income from Investment Operations:
Net investment loss(a)	(0.27)	(0.22)	(0.28)	(0.27)	(0.24)		(0.29)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	— (b)	0.01		0.01
Net realized and unrealized gain(a)	1.89	0.51	0.47	0.92	0.59		0.09

Total from investment operations	1.62	0.29	0.19	0.65	0.36		(0.19)
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—	—		(0.01)
From net realized gains	(0.95)	(0.30)	(0.06)	(0.30)	(0.10)		—

Total distributions declared to shareholders	(0.95)	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)
Net Asset Value, End of Period(i)	$11.62	$10.95	$10.96	$10.83	$10.48		$10.22
Total return(c)(i)	14.89%	2.75%	1.83%	6.18%	3.46	%(d)	(1.84)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$55,795	$45,925	$57,677	$79,243	$59,290		$19,585
Gross operating expenses (excluding interest expense and commitment fee)(f)	4.39%	4.48%	4.31%	4.29%	4.84%		5.59%
Interest expense and commitment fee	— (g)	— (g)	—	—	—		0.01%
Waiver/reimbursement	(1.25)%	(1.26)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%
Net operating expenses (including interest expense and commitment fee)(f)(h)	3.14%	3.22%	3.06%	3.04%	3.59%		3.74%
Dividends and fees on securities sold short	0.56%	0.67%	0.53%	0.41%	0.70%		0.59%
Net operating expenses (excluding dividends and fees on securities sold short)	2.58%	2.55%	2.53%	2.63%	2.89%		3.15%
Net investment loss	(2.35)%	(2.02)%	(2.64)%	(2.54)%	(2.75)%		(2.95)%
Portfolio turnover rate	349%	706%	650%	684%	496	%(d)	443%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

See accompanying Notes to Financial Statements.	39

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,				For the Ten Months Ended 06/30/10		For the Year Ended 08/31/09
	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$11.61	$11.50	$11.27	$10.81	$10.46		$10.54
Income from Investment Operations:
Net investment loss(a)	(0.17)	(0.11)	(0.18)	(0.17)	(0.16)		(0.20)
Redemption fees added to paid-in capital(a)	— (b)	— (b)	— (b)	— (b)	0.01		0.01
Net realized and unrealized gain(a)	2.02	0.52	0.47	0.93	0.60		0.12

Total from investment operations	1.85	0.41	0.29	0.76	0.45		(0.07)
Less Distributions Declared to Shareholders:
From net investment income	—	—	—	—	—		(0.01)
From net realized gains	(0.95)	(0.30)	(0.06)	(0.30)	(0.10)		—

Total distributions declared to shareholders	(0.95)	(0.30)	(0.06)	(0.30)	(0.10)		(0.01)
Net Asset Value, End of Year(i)	$12.51	$11.61	$11.50	$11.27	$10.81		$10.46
Total return(c)(i)	16.07%	3.68%	2.56%	7.02%	4.25	%(d)	(0.68)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$766,646	$692,705	$399,689	$163,490	$3,827		$975
Gross operating expenses (excluding interest expense and commitment fee)(f)	3.39%	3.54%	3.31%	3.29%	3.84%		4.59%
Interest expense and commitment fee	— (g)	— (g)	—	—	—		0.01%
Waiver/reimbursement	(1.25)%	(1.26)%	(1.25)%	(1.25)%	(1.25)%		(1.86)%
Net operating expenses (including interest expense and commitment fee)(f)(h)	2.14%	2.28%	2.06%	2.04%	2.59%		2.74%
Dividends and fees on securities sold short	0.56%	0.71%	0.53%	0.41%	0.70%		0.59%
Net operating expenses (excluding dividends and fees on securities sold short)	1.58%	1.57%	1.53%	1.63%	1.89%		2.15%
Net investment loss	(1.34)%	(0.96)%	(1.64)%	(1.54)%	(1.75)%		(1.95)%
Portfolio turnover rate	349%	706%	650%	684%	496	%(d)	443%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

40	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,							For the Ten Months Ended 06/30/10		For the Year Ended 08/31/09
	2014		2013		2012	2011

Net Asset Value, Beginning of Period	$11.03		$10.87		$13.75	$11.19		$9.42		$10.30
Income from Investment Operations:
Net investment loss(a)	(0.27)		(0.26)		(0.28)	(0.15)		(0.51)		(1.37)
Redemption fees added to paid-in capital	—	(a)(b)	—	(a)(b)	0.01 (a)	—	(a)(b)	—		0.02 (a)
Capital contributions (Note 1)	—		(0.03	)(a)	—	—		—		—
Net realized and unrealized gain/(loss)(a)	4.31		0.45		(1.36)	3.06		2.28		0.82

Total from investment operations	4.04		0.16		(1.63)	2.91		1.77		(0.53)
Less Distributions Declared to Shareholders:
From net realized gains	—		—		(1.25)	(0.35)		—		(0.35)

Total distributions declared to shareholders	—		—		(1.25)	(0.35)		—		(0.35)
Net Asset Value, End of Period(i)	$15.07		$11.03		$10.87	$13.75		$11.19		$9.42
Total Return(c)(i)	36.63%		1.47%		(12.37)%	26.63%		18.79	%(d)	(5.61)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$153,358		$11,652		$29,861	$23,767		$2,042		$154
Gross operating expenses (excluding interest expense and commitment fee)(f)	2.55%		3.52%		3.30%	3.14%		6.86%		15.35%
Interest expense and commitment fee	—	(g)	—	(g)	—	—		—		—
Waiver/reimbursement	—		—		(0.36)%	(1.19)%		(0.91)%		(1.62)%
Net operating expenses (including interest expense and commitment fee)(f)(h)	2.55%		3.52%		2.94%	1.95%		5.95%		13.73%
Dividends and fees on securities sold short	0.77%		1.03%		1.09%	0.53%		0.03%		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.78%		2.49%		1.85%	1.42%		5.92%		13.73%
Net investment loss	(1.82)%		(2.48)%		(2.31)%	(1.26)%		(5.69)%		(13.29)%
Portfolio turnover rate	538%		1,035%		1,336%	1,553%		262	%(d)	23%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

See accompanying Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,							For the Ten Months Ended 06/30/10		For the Year Ended 08/31/09
	2014		2013		2012	2011

Net Asset Value, Beginning of Period	$10.68		$10.59		$13.54	$11.04		$9.33		$10.28
Income from Investment Operations:
Net investment loss(a)	(0.35)		(0.31)		(0.34)	(0.23)		(0.55)		(1.43)
Redemption fees added to paid-in capital	—	(a)(b)	—	(a)(b)	0.01 (a)	—	(a)(b)	—		0.02
Capital contributions (Note 1)	—		(0.03	)(a)	—	—		—		—
Net realized and unrealized gain/(loss)(a)	4.17		0.43		(1.37)	3.08		2.26		0.81

Total from investment operations	3.82		0.09		(1.70)	2.85		1.71		(0.60)
Less Distributions Declared to Shareholders:
From net realized gains	—		—		(1.25)	(0.35)		—		(0.35)

Total distributions declared to shareholders	—		—		(1.25)	(0.35)		—		(0.35)
Net Asset Value, End of Period(i)	$14.50		$10.68		$10.59	$13.54		$11.04		$9.33
Total return(c)(i)	35.77%		0.85%		(13.04)%	26.35%		18.33	%(d)	(6.32)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$47,964		$5,460		$9,181	$6,075		$338		$145
Gross operating expenses (excluding interest expense and commitment fee)(f)	3.25%		4.20%		3.95%	3.79%		7.51%		16.00%
Interest expense and commitment fee	—	(g)	—	(g)	—	—		—		—
Waiver/reimbursement	—		—		(0.36)%	(1.19)%		(0.91)%		(1.62)%
Net operating expenses (including interest expense and commitment fee)(f)(h)	3.25%		4.20%		3.59%	2.60%		6.60%		14.38%
Dividends and fees on securities sold short	0.79%		1.07%		1.09%	0.53%		0.03%		—
Net operating expenses (excluding dividends and fees on securities sold short)	2.46%		3.13%		2.50%	2.07%		6.57%		14.38%
Net investment loss	(2.51)%		(3.05)%		(2.96)%	(1.91)%		(6.34)%		(13.94)%
Portfolio turnover rate	538%		1,035%		1,336%	1,553%		262	%(d)	23%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

42	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,							For the Ten Months Ended 06/30/10		For the Year Ended 08/31/09
	2014		2013		2012	2011

Net Asset Value, Beginning of Year	$11.23		$11.03		$13.88	$11.26		$9.47		$10.31
Income from Investment Operations:
Net investment loss(a)	(0.22)		(0.21)		(0.24)	(0.11)		(0.49)		(1.34)
Redemption fees added to paid-in capital	—	(a)(b)	—	(a)(b)	0.01 (a)	—	(a)(b)	—		0.02 (a)
Capital contributions (Note 1)	—		(0.03	)(a)	—	—		—		—
Net realized and unrealized gain/(loss)(a)	4.39		0.44		(1.37)	3.08		2.28		0.84

Total from investment operations	4.17		0.20		(1.60)	2.97		1.79		(0.48)
Less Distributions Declared to Shareholders:
From net realized gains	—		—		—	—		—		(0.01)
From net realized gains	—		—		(1.25)	(0.35)		—		(0.35)

Total distributions declared to shareholders	—		—		(1.25)	(0.35)		—		(0.36)
Net Asset Value, End of Year(i)	$15.40		$11.23		$11.03	$13.88		$11.26		$9.47
Total return(c)(i)	37.13%		1.81%		(11.95)%	26.79%		18.90	%(d)	(5.15)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$112,879		$13,801		$14,210	$13,705		$7,606		$1,673
Gross operating expenses (excluding interest expense and commitment fee)(f)	2.26%		3.24%		2.95%	2.79%		6.51%		15.00%
Interest expense and commitment fee	—	(g)	—	(g)	—	—		—		—
Waiver/reimbursement	—		—	(g)	(0.36)%	(1.19)%		(0.91)%		(1.62)%
Net operating expenses (including interest expense and commitment fee)(f)(h)	2.26%		3.24%		2.59%	1.60%		5.60%		13.38%
Dividends and fees on securities sold short	0.80%		1.13%		1.09%	0.53%		0.03%		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.46%		2.11%		1.50%	1.07%		5.57%		13.38%
Net investment loss	(1.51)%		(1.95)%		(1.96)%	(0.91)%		(5.34)%		(12.94)%
Portfolio turnover rate	538%		1,035%		1,336%	1,553%		262	%(d)	23%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Represents less than 0.005%.
(h)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(i)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

See accompanying Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 06/30/10*		For the Year Ended 08/31/09*
	2014		2013		2012	2011

Net Asset Value, Beginning of Period	$7.74		$6.85		$6.96	$6.55	$5.98		$9.70
Income from Investment Operations:
Net investment income(a)	0.33		0.30		0.26	0.27	0.18		0.51
Redemption fees added to paid-in capital(a)	—	(b)	—	(b)	— (b)	—	—		—
Net realized and unrealized gain/(loss)(a)	0.46		0.98		(0.07)	0.46	0.57		(3.50)

Total from investment operations	0.79		1.28		0.19	0.73	0.75		(2.99)
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.30	)(i)	(0.30)	(0.32)	(0.06)		(0.73)
From return of capital	(0.01)		(0.09	)(i)	—	—	(0.12)		—

Total distributions declared to shareholders	(0.33)		(0.39)		(0.30)	(0.32)	(0.18)		(0.73)
Net Asset Value, End of Period(h)	$8.20		$7.74		$6.85	$6.96	$6.55		$5.98
Total Return(c)(h)	10.43%		19.16%		2.52%	11.73%	12.68	%(d)	(30.25)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$342,776		$249,450		$203,684	$264,385	$191,925		$219,010
Gross operating expenses (excluding interest expense and commitment fee)	1.52	%(f)	1.65%		2.11%	2.18%	2.27%		1.87%
Interest expense and commitment fee	0.08%		0.14%		0.42%	0.47%	0.61%		1.08%
Waiver/reimbursement	(0.26)%		(0.21)%		—	—	—		(0.01)%
Net operating expenses (including interest expense and commitment fee)(g)	1.34	%(f)	1.58%		2.53%	2.65%	2.88%		2.94%
Dividends and fees on securities sold short	0.04%		—		—	—	—		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.30%		—		—	—	—		—
Net investment income	4.15%		4.06%		3.91%	3.97%	3.29%		8.09%
Portfolio turnover rate	69%		71%		50%	104%	57	%(d)	21%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(h)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(i)	Changed from previously reported amounts of $(0.32) and $(0.07), respectively. See Note 5.

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 06/30/10*		For the Year Ended 08/31/09*
	2014		2013		2012	2011

Net Asset Value, Beginning of Period	$7.74		$6.85		$6.96	$6.55	$5.98		$9.70
Income from Investment Operations:
Net investment income(a)	0.30		0.26		0.23	0.24	0.15		0.48
Redemption fees added to paid-in capital(a)	—	(b)	—	(b)	— (b)	—	—		—
Net realized and unrealized gain/(loss)(a)	0.45		0.98		(0.07)	0.45	0.58		(3.50)

Total from investment operations	0.75		1.24		0.16	0.69	0.73		(3.02)
Less Distributions Declared to Shareholders:
From net investment income	(0.28)		(0.26	)(i)	(0.27)	(0.28)	(0.06)		(0.70)
From return of capital	(0.01)		(0.09	)(i)	—	—	(0.10)		—

Total distributions declared to shareholders	(0.29)		(0.35)		(0.27)	(0.28)	(0.16)		(0.70)
Net Asset Value, End of Period(h)	$8.20		$7.74		$6.85	$6.96	$6.55		$5.98
Total return(c)(h)	9.90%		18.58%		2.01%	11.16%	12.22	%(d)	(30.60)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$380,974		$326,476		$320,178	$437,220	$332,355		$359,579
Gross operating expenses (excluding interest expense and commitment fee)	2.02	%(f)	2.16%		2.61%	2.68%	2.77%		2.37%
Interest expense and commitment fee	0.08%		0.14%		0.42%	0.47%	0.61%		1.08%
Waiver/reimbursement	(0.26)%		(0.22)%		—	—	—		(0.01)%
Net operating expenses (including interest expense and commitment fee)(g)	1.84	%(f)	2.08%		3.03%	3.15%	3.38%		3.44%
Dividends and fees on securities sold short	0.04%		—		—	—	—		—
Net operating expenses (excluding dividends and fees on securities sold short)	1.80%		—		—	—	—		—
Net investment income	3.72%		3.56%		3.41%	3.47%	2.79%		7.59%
Portfolio turnover rate	69%		71%		50%	104%	57	%(d)	21%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(h)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(i)	Changed from previously reported amounts of $(0.28) and $(0.07), respectively. See Note 5.

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Floating Rate Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,						For the Ten Months Ended 06/30/10*		For the Year Ended 08/31/09*
	2014		2013		2012	2011

Net Asset Value, Beginning of Year	$7.74		$6.84		$6.96	$6.55	$5.97		$9.70
Income from Investment Operations:
Net investment income(a)	0.36		0.29		0.29	0.29	0.20		0.54
Redemption fees added to paid-in capital(a)	—	(b)	—	(b)	— (b)	—	—		—
Net realized and unrealized gain/(loss)(a)	0.45		1.03		(0.08)	0.46	0.58		(3.52)

Total from investment operations	0.81		1.32		0.21	0.75	0.78		(2.98)
Less Distributions Declared to Shareholders:
From net investment income	(0.35)		(0.33	)(i)	(0.33)	(0.34)	(0.07)		(0.75)
From return of capital	(0.01)		(0.09	)(i)	—	—	(0.13)		—

Total distributions declared to shareholders	(0.36)		(0.42)		(0.33)	(0.34)	(0.20)		(0.75)
Net Asset Value, End of Year(h)	$8.19		$7.74		$6.84	$6.96	$6.55		$5.97
Total return(c)(h)	10.68%		19.77%		2.73%	12.11%	13.20	%(d)	(30.12)%
Ratios to Average Net Assets(e)/Supplemental Data:
Net assets, end of period (in 000’s)	$340,089		$170,170		$22,568	$35,668	$41,785		$62,842
Gross operating expenses (excluding interest expense and commitment fee)	1.17	%(f)	1.21%		1.76%	1.83%	1.92%		1.52%
Interest expense and commitment fee	0.08%		0.10%		0.42%	0.47%	0.61%		1.08%
Waiver/reimbursement	(0.26)%		(0.27)%		—	—	—		(0.01)%
Net operating expenses (including interest expense and commitment fee)(g)	0.99	%(f)	1.04%		2.18%	2.30%	2.53%		2.59%
Dividends and fees on securities sold short	0.04%		—		—	—	—		—
Net operating expenses (excluding dividends and fees on securities sold short)	0.95%		—		—	—	—		—
Net investment income	4.49%		3.88%		4.26%	4.32%	3.64%		8.44%
Portfolio turnover rate	69%		71%		50%	104%	57	%(d)	21%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Includes dividends and fees on securities sold short.
(g)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(h)	The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.
(i)	Changed from previously reported amounts of $(0.34) and $(0.08), respectively. See Note 5.

46	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2014	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four separate portfolios, each of which is non-diversified: Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”) and Highland Floating Rate Opportunities Fund (the “Floating Rate Opportunities Fund”) (each a “Fund” and, collectively, the “Funds”), and Highland/iBoxx Senior Loan ETF which is reported separately.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and, collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

The Floating Rate Opportunities Fund did not sell Class B Shares to new and existing investors, except that existing Class B Share investors could have reinvested distributions in Class B Shares until those shares were converted to Class A Shares. Class B Shares automatically converted to Class A Shares after eight years. Class B Shares liquidated on January 31, 2014.

At June 30, 2014, Highland Capital Management, L.P., an affiliate of Highland Capital Management Fund Advisors, L.P. (the “Investment Advisor”) owned 3.26% of the total shares outstanding of the Long/Short Healthcare Fund.

Capital Contribution

On October 1, 2012, the Investment Advisor contributed $1,388 to Long/Short Healthcare Fund to mitigate the negative impact to shareholders from an incorrect amount recorded on a security.

On November 1, 2012, an option position was incorrectly accounted for in the Highland Long/Short Healthcare Fund by one of the Fund’s prime brokers. The error resulted in a $107,222 loss on the position. Highland determined it was a trade error and is in discussions with the prime broker to make the Fund whole. As such, the loss was booked as a contribution to capital and a receivable from broker.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value (“NAV”) of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.

Valuation of Investments

In computing the Funds’ net assets attributable to Shares, securities with readily available market quotations on the New York Stock Exchange, NASDAQ or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to

Annual Report	47

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Fair Value Measurements:

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial Instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2014, the Funds’ investments consisted of senior loans, collateralized loan obligations, corporate bonds and notes, common stocks, preferred stocks, exchange-traded funds, rights, warrants, securities sold short, options and forward foreign currency exchange contracts. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

48	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price is utilized to value the option. Forward foreign currency exchange contracts are valued using a straight-line interpolation based on a series of forward rates.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2014 is as follows:

	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks(1)	$806,458,901	$806,458,901	$—	$—
Purchased Options
Equity Contracts	3,356,500	3,356,500	—	—
Investment Companies	68,943,465	68,943,465	—	—

Total Assets	878,758,866	878,758,866	—	—

Liabilities
Securities Sold Short(1)	(252,379,032)	(252,379,032)	—	—
Other Financial Instruments
Written Options Contracts Equity Contracts	(687,500)	(687,500)	—	—

Total Liabilities	(253,066,532)	(253,066,532)	—	—

Total	$625,692,334	$625,692,334	$—	$—

(1)	See Investment Portfolio detail for industry breakout.

Annual Report	49

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
Common Stocks
Consumer Discretionary	$3,864,445	$3,864,445	$—	$—
Financial	5,301,256	5,301,256	—	—
Healthcare
Biotechnology	32,622,469	32,622,469	—	—
Healthcare Distributors	2,837,218	2,837,218	—	—
Healthcare Equipment	22,442,196	22,092,188	—	350,008
Healthcare Facilities	31,588,567	31,588,567	—	—
Healthcare Services	14,113,744	13,214,849	—	898,895
Healthcare Technology	5,796,027	5,796,027	—	—
Life Sciences Tools & Services	15,743,837	15,743,837	—	—
Managed Healthcare	24,742,486	24,742,486	—	—
Pharmaceuticals	30,626,671	30,626,671	—	—
Real Estate Investment Trust	16,612,350	16,612,350	—	—
Rights(1)
Equity Contracts	103,296	103,296	—	—
Warrants(1)
Equity Contracts	3,937,173	—	26,007	3,911,166
Purchased Options(1)
Equity Contracts	356,202	356,202	—	—
Investment Companies	43,730,146	43,730,146	—	—

Total Assets	254,418,083	249,232,007	26,007	5,160,069

Liabilities
Securities Sold Short(1)	(60,799,061)	(60,799,061)	—	—

Total Liabilities	(60,799,061)	(60,799,061)	—	—

Total	$193,619,022	$188,432,946	$26,007	$5,160,069

(1)	See Investment Portfolio detail for industry breakout.

50	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

	Total Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Floating Rate Opportunities Fund
Assets
U.S. Senior Loans(1)	$700,586,774	$—	$630,516,599	$70,070,175	(2)
Foreign Denominated or Domiciled Senior Loans(1)	27,205,900	—	24,126,902	3,078,998
Collateralized Loan Obligations	106,160,668	—	106,160,668	—
Corporate Bonds & Notes(1)	48,046,926	—	48,046,926	—
Claims(1)	693,523	—	693,523	—
Common Stocks
Broadcasting	2,529,226	—	—	2,529,226
Consumer Discretionary	6,580,741	6,580,741	—	—
Energy	1,677,429	—	—	1,677,429
Gaming & Leisure	3,944,631	—	—	3,944,631	(2)
Healthcare	12,836	—	—	12,836
Housing	5,287,935	—	—	5,287,935	(2)
Media & Telecommunications	116,897,959	77,532,756	39,365,203	—	(2)
Other	22,919,500	22,919,500	—	—
Real Estate	—	—	—	—	(2)
Transportation	1,821	—	—	1,821
Utility	28,618	—	28,618	—
Warrants(1)
Equity Contracts	—	—	—	—	(2)
Investment Companies	16,030,855	16,030,855	—	—

Total Assets	1,058,605,342	123,063,852	848,938,439	86,603,051

Liabilities
Securities Sold Short(1)	(58,486,734)	(58,486,734)	—	—
Other Financial Instruments
Foreign Currency Contracts — Foreign Currency Exchange Contracts	(164,958)	(164,958)	—	—

Total Liabilities	(58,651,692)	(58,651,692)	—	—

Total	$999,953,650	$64,412,160	$848,938,439	$86,603,051

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	51

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

The tables below set forth a summary of changes in the Long/Short Healthcare Fund’s and the Floating Rate Opportunities Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2014. The Long/Short Equity Fund had no Level 3 assets as of June 30, 2013 or June 30, 2014.

	Balance as of June 30, 2013	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2014	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Highland Long/Short Healthcare Fund
US. Senior Loans	$320,000	$—	$—	$—	$(480,000)	$480,000	$—	$(320,000)	$—	$—
Common Stocks									—	—
Healthcare Equipment & Services	674,917	898,895	—	—	420,165	(324,909)	—	(420,165)	1,248,903	(324,909)
Warrants
Equity Contracts	2,582,227	3,175,502	—	—	—	(1,846,563)	—	—	3,911,166	(427,971)

Total	$3,577,144	$4,074,397	$—	$—	$(59,835)	$(1,691,472)	$—	$(740,165)	$5,160,069	$(752,880)

	Balance as of June 30, 2013	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2014	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
Floating Rate Opportunities Fund
U.S. Senior Loans	$46,040,249	$29,424,910	$(16,851,354)	$(7,019)	$(58,532,029)	$58,268,831	$51,592,298	$(39,865,711)	70,070,175	$581,934
Foreign Denominated or Domiciled Senior Loans	6,248,247	—	—	26,375	(2,151,479)	1,808,311	2,618,421	(5,470,877)	3,078,998	123,229
Collateralized Loan Obligations	4,479,510	—	—	94,165	716,006	(564,681)	—	(4,725,000)	—	—
Corporate Bonds & Notes	—	—	—	—	—	—	—	—	—	—
Claims	—	—	—	—	(2,260,867)	2,260,867	—	—	—	—
Common Stocks
Broadcasting	1,542,310	—	—	—	—	986,916	—	—	2,529,226	986,916
Energy	1,677,429	—	—	—	—	—	—	—	1,677,429	—
Gaming & Leisure(1)	—	—	—	—	—	7,061,191	—	(3,116,560)	3,944,631	7,061,191
Healthcare	12,479,828	—	—	—	—	(12,466,992)	—	—	12,836	(12,466,992)
Housing(1)	4,714,281	—	—	—	—	543,124	70,480	(39,950)	5,287,935	543,124
Media & Telecommunications	—	—	—	—	—	—	—	—	—	—
Real Estate	—	—	—	—	—	(1,746,753)	1,752,037	(5,284)	—	(1,746,753)
Transportation	—	—	—	—	—	1,821	—	—	1,821	1,821
Warrants
Equity Contracts	66,600	—	—	—	—	(47,766)	—	(18,834)	—	—

Total	$77,248,454	$29,424,910	$(16,851,354)	$113,521	$(62,228,369)	$56,104,869	$56,033,236	$(53,242,216)	$86,603,051	$(4,915,530)

(1)	Balance as of June 30, 2013 reflects an industry reclassification for Nevada Land Group, LLC from Gaming & Leisure to Housing.

52	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the year ended June 30, 2014, a net amount of $3,175,502 and $12,573,556 of the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund’s portfolio investments, respectively, was transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 2 to Level 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended June 30, 2014, an amount of $898,895 of the Long/Short Healthcare Fund’s portfolio investments were transferred between Level 1 and Level 3. Transfers between Levels 1 and 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund and Category	Ending Balance at 6/30/14	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Common Stocks	1,248,903	Discounted Cash Flows	Discount Rate	21%
			Scenario Probabilities	Various
Warrants	3,911,166	Option Pricing Model	Custom Volatility	75%

Total	$5,160,069
Highland Floating Rate Opportunities Fund
Debt	$73,149,173	Third-Party Pricing Vendor	N/A	N/A
		Multiple Analysis	Liquidity Discount	10% - 40%
			Asset Specific Risk	5%
		Liquidation Analysis	Discount Rate	15% - 50%
			Liquidity Discount	20%
		Discounted Cash Flows	Discount Rate	25%
Common Stocks	13,453,878	Third-Party Pricing Vendor	N/A	N/A
		Recovery Analysis	Scenario Probabilities	Various
		Liquidation Analysis	Discount Rate	50%
			Liquidity Discount	20%
		Multiple Analysis	Liquidity Discount	20% - 25%
			Minority Discount	20%
			Asset Specific Risk	5%

Total	$86,603,051

The significant unobservable inputs used in the fair value measurement of the Funds’ debt investments are discount rates and liquidity discounts. Significant increases or decreases in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s common stock investments are discount rates, scenario probabilities and liquidity discounts. Significant changes in either of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

Annual Report	53

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, management of the Fund, is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Funds intend to pay distributions from net investment income, if any, on a monthly basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include cash posted as collateral in the segregated account or with the broker-dealers.

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. Cash held as collateral for securities sold short is classified as restricted cash on the Long/Short Equity Fund, Long/Short Healthcare Fund and the Floating Rate Opportunities Funds’ Statements of Assets and Liabilities. Restricted cash in the amounts of $118,312,932, $52,789,053 and $80,054,364 were held with the broker for the Long/Short Equity Fund, Long/Short Healthcare Fund and Floating Rate Opportunities Fund, respectively. Additionally, securities valued at $332,883,238 and $40,498,098 were posted in the Long/Short Equity Fund and Long/Short Healthcare Fund’s segregated accounts as collateral.

Note 3. Derivative Transactions

The Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging

54	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Forward Foreign Currency Exchange Contracts

The Funds enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds’ currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Exchange Contracts in the Investment Portfolio. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds’ risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Funds enter into a forward foreign currency exchange contract, they are required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Funds’ total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Funds’ commitment with respect to the contract. For the year ended June 30, 2014, the open values of the Floating Rate Opportunities Fund forward foreign currency exchange contracts were EUR 1,324,000 and GBP 2,820,000.

For the year ended June 30, 2014, the Long/Short Equity Fund and the Long/Short Healthcare Fund did not invest in forward foreign currency exchange contracts.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other

Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade. Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract. The Long/Short Equity Fund invested in futures contracts during the year, however, none were held as of June 30, 2014. The Long/Short Equity Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions.

For the year ended June 30, 2014, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indexes to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires

Annual Report	55

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

During the year ended June 30, 2014, the Long/Short Equity Fund and the Long/Short Healthcare Fund invested in written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

Transactions in written options for the year ended June 30, 2014 were as follows:

Long/Short Equity Fund	Number of Contracts	Premium
Outstanding, June 30, 2013	2,500	$188,490
Call Options Written	48,575	15,303,946
Put Options Written	5,100	594,804
Call Options Exercised	(11,650)	(6,359,154)
Call Options Expired	(14,500)	(1,919,767)
Put Options Expired	(7,000)	(487,015)
Call Options Closed	(16,925)	(6,403,624)
Put Options Closed	(600)	(296,279)

Outstanding, June 30, 2014	5,500	$621,401

Long/Short Healthcare Fund	Number of Contracts	Premium
Outstanding, June 30, 2013	662	$30,609
Call Options Written	165	24,326
Put Options Written	300	221,825
Call Options Expired	(662)	(30,609)
Call Options Closed	(165)	(24,326)
Put Options Closed	(300)	(221,825)

Outstanding, June 30, 2014	—	$—

For the year ended June 30, 2014, the Floating Rate Opportunities Fund did not invest in options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively. The Long/Short Equity Fund invested in swap contracts, however, none were held as of June 30, 2014.

For the year ended June 30, 2014, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund did not invest in swap contracts.

Additional Derivative Information

The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2014.

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$3,356,500	(1)	$687,500	(2)
Long/Short Healthcare Fund
Equity Price Risk	356,202	(1)	—
Floating Rate Opportunities Fund
Foreign Exchange Risk	—		164,958	(3)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written option contracts, at value.
(3)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

To reduce counterparty credit risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the

56	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and

Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
Floating Rate Opportunities Fund	PNC Capital Markets LLC	$164,958	$—	$—	$164,958

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2014, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$(11,206,890	)(1)(2)	$629,213	(4)
Long/Short Healthcare Fund
Equity Price Risk	3,516,387	(1)	(2,159,240	)(4)
Floating Rate Opportunities Fund
Foreign Currency Risk	(188,689	)(3)	(556,682	)(5)

(1)	Statement of Operations location: Net realized gain/(loss) on written options contracts, future contracts and/or investments.
(2)	Statement of Operations location: Net realized gain/(loss) on swap contracts.
(3)	Statement of Operations location: Net realized gain/(loss) on foreign currency related transactions.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts and/or investments.
(5)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on foreign currency related translations.

The average volume of derivative activity for the year ended June 30, 2014, is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	5,010	$—
Futures Contracts	—	(415,875)
Swap Contracts	—	(4,175)
Written Options Contracts	2,465	—
Long/Short Healthcare Fund
Purchased Options Contracts	4,270	—
Written Options Contracts	132	—
Floating Rate Opportunities Fund
Forward Foreign Currency Exchange Contracts	—	(124,533)

Note 4. Securities Lending

Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional

Annual Report	57

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June 30, 2014	Highland Funds I

income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policies, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

Securities lending transactions are entered into Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity allows for full replacement of securities lent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities(1)	Financial Instrument(2)	Collateral Received	Net Amount (not less than 0)
Long/Short Equity Fund	$68,943,465	$(67,151,748)	$—	$1,791,717
Long/Short Healthcare Fund	43,730,146	(42,746,908)	—	983,238
Floating Rate Opportunities Fund	16,030,855	(15,647,160)	—	383,695
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Represents market value of securities on loan at year end.

For the year ended June 30, 2014, the market value of securities loaned and the amounts secured with cash and securities collateral, which are included on each Fund’s Investment Portfolio were as follows:

Fund	Security Lending Market Value	Security Lending Collateral Cash Collateral (1)	Security Lending Collateral Non-Cash Collateral(2)
Long/Short Equity Fund	$67,151,748	$68,943,465	$11,000
Long/Short Healthcare Fund	42,746,908	43,730,146	—
Floating Rate Opportunities Fund	15,647,160	16,030,855	—
(1)	The loaned securities were secured with cash collateral which was invested in the State Street Navigator Prime Securities Lending Portfolio.
(2)	Security lending non-cash collateral consists of equity securities.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended June 30, 2014, permanent differences chiefly resulting from net investment losses, dividends on short sales, foreign currency gains and losses, equalization, short sale holding period reclass and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in- Capital
Long/Short Equity Fund	$15,200,622	$(24,117,366)	$8,916,744
Long/Short Healthcare Fund	2,507,262	(2,507,262)	—
Floating Rate Opportunities Fund	1,999,912	5,807,652	(7,807,564)

At June 30, 2014, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Long/Short Equity Fund	$35,513,945	$2,142,884	$—	$(128,307)	$—	$48,050,464
Long/Short Healthcare Fund	5,135,693	825,971	—	(68,008)	—	(166,154)
Floating Rate Opportunities Fund	—	—	—	(734,192)	(925,122,182)	(368,061,778)

(1)	Other temporary differences is comprised of dividends payable, organizational expenses and dividends payable, respectively.
(2)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, partnership adjustments, disallowed losses for unsettled short sales, defaulted bonds, and other adjustments.

As of June 30, 2014, the Floating Rate Opportunities Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	06/30/2015		06/30/2016		06/30/2017		06/30/2018		No Expiration Long-Term(1)	Total
Floating Rate Opportunities Fund	$8,394,093	(2)	$232,159,979	(2)	$450,912,670	(2)	$143,999,490	(2)	$36,958,128	$872,424,360

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

(2)

These capital loss carryforward amounts were acquired in a reorganization and are available to offset future capital gains of Floating Rate Opportunities Fund. The Fund’s ability to utilize the capital loss carryforwards is limited under Internal Revenue Service regulations.

For the year ended June 30, 2014, there were no capital loss carryforwards for the Long/Short Equity Fund and Long/Short Healthcare Fund.

The tax character of distributions paid during the years ended June 30, 2014 and June 30, 2013 (unless otherwise indicated) is as follows:

	Distributions Paid From:
Fund	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital
Long/Short Equity Fund
2014	$70,812,740	$3,123,983	$—
2013	24,088,101	—	—
Floating Rate Opportunities Fund
2014	46,931,922	—	950,186
2013	21,786,709	—	6,857,328

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

Unrealized appreciation and depreciation at June 30, 2014, based on cost of investments for U.S. federal income tax purposes is:

Fund	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) (1)	Cost
Long/Short Equity Fund	$52,650,055	$2,072,959	$50,577,096	$828,181,770
Long/Short Healthcare Fund	11,840,364	5,681,309	6,159,055	248,259,028
Floating Rate Opportunities Fund	107,869,205	470,430,043	362,560,838	1,421,166,180

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, partnership adjustments, disallowed losses for unsettled short sales, defaulted bonds, and other adjustments.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2014, the Funds elected to defer the following losses incurred from November 1, 2013 through June 30, 2014:

Fund	Realized Capital Losses
Floating Rate Opportunities Fund	$52,697,823

In the first quarter of the 2014 fiscal year, the Trust identified a book-tax difference related to foreign-currency losses that were recorded as a capital loss in Floating Rate Opportunities Fund for fiscal year 2013, which should have been reported as a reduction of income in the financial statements for the fiscal year ended June 30, 2013. This resulted in a reclassification from “Distributions to shareholders from: Net Investment Income” to “Distributions to shareholders from: Return of Capital” on the Statement of Changes in Net Assets in the amount of $6,857,328. The reclassification also affects the components of Net Assets on the Statement of Assets and Liabilities, the character of distributions represented on the Financial Highlights, and the tax character of earnings and distributions represented in Note 4, U.S. Federal Income Tax Information in prior year financial statements. Management evaluated the impact of the adjustment and determined the impact was not material to the prior period financial statements; however management has revised the June 30, 2013 financial statements as presented herein. The correction has no effect on Net Asset Value, total Net Assets, Fund returns, or total increase in net assets resulting from operations. The error also impacted previously reported financial highlights. See the Financial Highlights statement for the impact to financial highlights as reported at June 30, 2013.

The following tables illustrate the effect of the adjustment in the Statement of Assets and Liabilities, Statement of Changes in Net Assets, and related footnote disclosures for the period and year ended June 30, 2013, to allow a reader to roll the components of the Fund Net Assets from the prior year to the current year for Floating Rate Opportunities Fund.

	Corrected Amount	Previous Published Amount	Adjustment
Statement of Assets and Liabilities:
Net Assets Consist of:
Par Value	$96,419	$96,419	$—
Paid-in-Capital	2,101,640,498	2,108,497,826	(6,857,328)
Accumulated net investment loss	(24,729,109)	(24,003,420)	(725,689)
Accumulated net realized gain/(loss)	(883,237,412)	(890,820,429)	7,583,017
Net unrealized appreciation/(depreciation)	(447,520,300)	(447,520,300)	—

Net Assets	$746,250,096	$746,250,096	$—

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

	Corrected Amount	Previous Published Amount	Adjustment
Statement of Changes in Net Assets:
Distributions to shareholders from:
Net investment income
Class A	$(8,158,527)	$(10,545,249)	$2,386,722
Class B	(71,663)	(91,537)	19,874
Class C	(11,460,980)	(15,271,797)	3,810,817
Class Z	(2,095,539)	(2,735,454)	639,915
Return of capital
Class A	(2,386,722)	—	(2,386,722)
Class B	(19,874)	—	(19,874)
Class C	(3,810,817)	—	(3,810,817)
Class Z	(639,915)	—	(639,915)

Total distributions	(28,644,037)	(28,644,037)	—

Accumulated net investment loss	$24,729,109	$(24,003,420)	$(725,689)

	Corrected Amount	Previous Published Amount	Adjustment
U.S. Federal Income Tax Information
Tax Reclassifications:
Undistributed Net Investment Income	$(34,312)	$691,377	$(725,689)
Accumulated Net Realized Gain/(Loss)	6,891,640	(691,377)	7,583,017
Paid-in-Capital	(6,857,328)	—	(6,857,328)
Components of Distributable Earnings
Undistributed Ordinary Income	—	725,689	(725,689)
Undistributed Long-Term Capital Gains	—	—	—
Undistributed Tax-Exempt Income	—	—	—
Accumulated Capital and Other Losses	(884,992,058)	(892,575,075)	7,583,017
Net Tax Appreciation/(Depreciation)	(469,802,752)	(469,802,752)	—
Tax Character of Distributions
Distributions paid from:
Ordinary Income	21,786,709	28,644,037	(6,857,328)
Long-Term Capital Gains	—	—	—
Return of Capital	6,857,328	—	6,857,328

Note 6. Credit Agreement

Effective June 13, 2012, the Floating Rate Opportunities Fund entered into a $300,000,000 credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company with an expiration of June 10, 2013. On October 29, 2012, the Credit Agreement was amended, reducing the facility from $300,000,000 to $250,000,000. For the period June 13, 2012 to June 9, 2013, interest was charged at a rate equal to the adjusted London Interbank Offered Rate (“LIBOR”) plus 1.10% per annum based on the outstanding borrowings. On June 10, 2013, the Credit Agreement was amended to reduce the interest rate to the adjusted LIBOR plus 0.95% per annum based on the outstanding borrowings. In addition, a commitment fee of

0.15% per annum is charged on the unutilized commitment amount. On May 16, 2014, the Credit Agreement was amended to increase the facility to $350,000,000 and to extend the expiration date to May 15, 2015. Included in the Statement of Operations is $654,094 of interest expense related to the Credit Agreement and $291,387 of commitment fees. As of June 30, 2014, the fair value of the outstanding debt under the Credit Agreement was estimated to be $60,619,530, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 11 month risk free rate.

The Floating Rate Opportunities Fund is required to maintain 300% asset coverage with respect to amounts outstanding

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

under the Credit Agreement, as amended, and the Fund is required to maintain 300% asset coverage under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Floating Rate Opportunities Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
06/30/2014	$60,000,000	1,873.1%
06/30/2013	N/A	N/A
06/30/2012	89,000,000	718.4
06/30/2011	135,000,000	659.9
06/30/2010	115,000,000	606.0
06/30/2009	181,000,000	465.8
06/30/2008	511,000,000	409.3
06/30/2007	960,000,000	400.5

Effective May 24, 2013, the Long/Short Equity Fund and the Long/Short Healthcare Fund entered into a $25,000,000 unsecured credit agreement with State Street Bank and Trust Company (the “Unsecured Credit Agreement”) to be used for temporary purposes to facilitate portfolio liquidity. The Funds have access to the facility, but aggregate borrowings cannot exceed $25,000,000. Interest is charged to the Funds based on their borrowing at a rate equal to the greater of the Federal Funds Effective Rate plus 1.25% or the LIBOR plus 1.25%. In addition, the Funds agree to pay commitment fee expenses of 0.10% on the undrawn amounts, which are included in “Commitment fees-credit agreement” on the Statement of Operations. On May 23, 2014, the Credit Agreement was amended to extend the expiration date to May 22, 2015. During the year ended June 30, 2014, the Funds did not have any outstanding borrowings.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

The Investment Adviser receives from the Long/ Short Equity Fund and the Long/Short Healthcare Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25% and 1.00%, respectively.

The Long/Short Healthcare Fund and the Investment Adviser have entered into a sub-advisory agreement with Highland Capital Healthcare Advisors, L.P. The Fund pays sub-advisory fees to Highland Capital Healthcare Advisors,

L.P. at an annual rate of 0.50% of the Average Daily Managed Assets of the Fund.

The Investment Adviser receives from the Floating Rate Opportunities Fund monthly investment advisory fees, computed and accrued daily, based on an annual rate of 0.65% of the Fund’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Fund’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Fund’s Average Daily Managed Assets over $2 billion.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily managed net assets.

Service and Distribution Fees

Foreside Funds Distributors LLC, served as the principal underwriter and distributor of each Fund’s shares. Effective April 1, 2014, Highland Capital Funds Distributor, Inc. (the “Underwriter”), began serving as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2014, the Underwriter received $287,742, $1,058,310 and $641,598 of front-end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively. The Underwriter also received $2,393, $3,962 and $21,622 of CDSC for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Floating Rate Opportunities Fund, respectively.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares, Class B Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class B Shares	Class C Shares
Long/Short Equity Fund	0.35%	N/A	1.00%
Long/Short Healthcare Fund	0.35%	N/A	1.00%
Floating Rate Opportunities Fund	0.35%	0.70%	0.85%

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

For the year ended June 30, 2014, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class B Fees	Class C Fees
Long/Short Equity Fund	$597,451	$—	$509,149
Long/Short Healthcare Fund	210,601	—	198,431
Floating Rate Opportunities Fund	1,562,837	555	3,130,199

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least October 31, 2014 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For the Floating Rate Opportunities Fund, effective November 1, 2012, the Investment Adviser contractually agreed to limit the total annual operating expenses of the Floating Rate Opportunities Fund (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment company Act of 1940, taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the fund. The Expense Cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Board of Trustees.

The Trust, on behalf of the Floating Rate Opportunities Fund, has contractually agreed to pay the Adviser all amounts previously paid, waived or reimbursed by the Adviser with respect to the Fund pursuant to the Expense Cap, provided that the amount of such additional payment in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Trust will be made with respect to amounts paid, waived or reimbursed by the Adviser more than 36 months after the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser. The recoupment amount for the Floating Rate Opportunities Fund was $3,064,709 and $1,236,430 for the years ended June 30, 2014 and 2013, respectively, and which will expire in November 1, 2015, and June 30, 2016, respectively.

For the year ended June 30, 2014, the Investment Adviser waived $12,555,300 for the Long/Short Equity Fund and reimbursed $3,064,709 for the Floating Rate Opportunities Fund.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Note 8. Redemption Fees

The Funds impose a 2.00% redemption fee on some Class A, Class B, Class C and Class Z Shares that are redeemed or exchanged within two months or less after the date of purchase, unless otherwise waived by a Fund. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the Funds. The redemption fees were removed as of October 17, 2013. For the year ended June 30, 2014, the Funds collected the following redemption fees:

	Redemption Fee Amount
Fund	Class A	Class B	Class C	Class Z
Long/Short Equity Fund	$3,475	$—	$1,082	$17,014
Long/Short Healthcare Fund	35	—	16	10
Floating Rate Opportunities Fund	38,454	17	35,285	26,129

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Funds are described below in alphabetical order:

Concentration Risk

The Funds may focus their investments in instruments of only a few companies. The concentration of the Funds’ portfolio in any one obligor would subject the Funds to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Funds to a greater degree of risk with respect to economic downturns relating to such industry.

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Funds would record if its counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty credit risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Forward Foreign Currency Exchange Contracts Risk

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may use forward contracts to gain exposure to, or hedge against changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Funds. At the expiration of the contracts, the Funds realize the gain or loss. Upon entering into such contracts, the Funds bear the risk of exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counterparty credit risk to the Funds because the forwards are not exchange-traded, and there is no clearinghouse to guarantee the forwards against default.

Futures Contracts Risk

The risks of entering into futures contracts include the possibilities that their markets may become illiquid and/or changes in the values of the contracts may not correlate to changes in the values of the underlying instruments.

Hedging Transactions Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Funds have taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Indemnification Risk

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

64	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

Investments in Foreign Markets Risk

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Funds’ expense, the Funds’ expenses would be increased.

Short-Selling Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Swap Contracts Risk

The risks associated with swaps may exceed amounts disclosed on the Statements of Assets and Liabilities. The Funds may incur liquidity risk when the Funds use swaps because purchase and resale may be limited to a discrete number of dealers. Investing through swaps exposes the Funds to the same investment risks inherent in the instrument underlying the product. The value of a swap will decrease commensurately should there be unfavorable changes in rates or market values of the product.

Entering into total return swap contracts involves varying degrees of risk, including the possibility that there is no liquid market for the contracts, the counterparty to the swap may default on its obligation to perform, and unfavorable changes in interest rates and market values may occur.

Annual Report	65

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

Troubled, Distressed or Bankrupt Companies Risk

The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Note 10. Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2014, were as follows:

	U.S. Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$3,152,247,968	$3,364,424,579
Long/Short Healthcare Fund	—	—	718,003,337	562,047,222
Floating Rate Opportuni ties Fund	—	—	1,187,198,049	819,895,445

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2014.

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities.

The Floating Rate Opportunities Fund held at least five percent of the outstanding voting securities of the following companies during the year ended June 30, 2014:

			Market Value
Issuer	Shares at June 30, 2013	Shares at June 30, 2014	June 30, 2013	June 30, 2014	Affiliated Income	Purchases	Sales
CCD Equity Partners, LLC (Common Stocks & Exchange-Traded Funds)(1)	1,648,350	1,648,350	$4,714,281	$5,274,720	$—	$—	$—
CCS Medical, Inc. (Common Stocks & Exchange-Traded Funds)	207,031	207,031	12,479,828	12,836	—	—	—
Endurance Business Media, Inc. (Common Stocks & Exchange-Traded Funds)	4,921	4,921	—	—	—	—	—
Highland/iBoxx Senior Loan, ETF (Common Stocks & Exchange-Traded Funds)	1,150,000	1,150,000	22,954,000	22,919,500	1,148,866	—	—
LLV Holdco, LLC (Common Stocks & Exchange-Traded Funds	37,375	34,992	—	3,944,631	—	—	—
Nevada Land Group LLC (Common Stocks & Exchange-Traded Funds)	8	8	—	—	—	—	—

	3,047,685	3,045,302	$40,148,109	$32,151,687	$1,148,866	$—	$—

(1)	No longer an affiliate as of June 30, 2014.

66	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland Funds I

For the year ended June 30, 2014, the Long/Short Equity Fund and the Long/Short Healthcare Fund did not hold any affiliated securities.

Note 12. Legal Matters

Matters Relating to Floating Rate Opportunities Fund’s Investment in TOUSA, Inc.

Floating Rate Opportunities Fund (“FRO”) is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff”), which are home building companies to which the Lenders loaned money through different lending facilities. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders.

Plaintiff seeks to void the transfers and other equitable relief. FRO and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The case went to trial, which concluded in August 2009. On October 13, 2009, the Bankruptcy Court ruled for the Plaintiff in the action and ordered the Defendants to return the proceeds received from the pay-off of the term loan at par on July 31, 2007. The proceeds received by FRO totaled $4,000,000. Additionally, the court ordered the Defendants to pay simple interest on the amount returned at an annual rate of 9%. In November 2009, FRO and other Defendants filed appealed the decision from the Bankruptcy Court to the District Court. On December 22, 2009, FRO posted $5,310,479 (“Security”) with the Court. This amount was recorded in the Statement of Assets and Liabilities and the Statement of Operations. On February 11, 2011, the District Court entered an order quashing all liability of the Lenders and declaring the remedies against the Lenders null and void. On May 15, 2012, the Eleventh Circuit Court of Appeal (“Eleventh Circuit”) issued its decision reversing the judgment of the District Court, affirming the liability findings of the Bankruptcy Court, and remanding to the District Court for further proceedings consistent with their opinion. Briefing has been completed at the District Court, but the case has been stayed pending the outcome of a related US Supreme Court case which could have a significant effect on the Tousa action. The US Supreme Court case was heard on January 14, 2014, and the Parties are waiting the decision. FRO’s posted Security will be released upon a final appellate ruling.

Note 13. New Accounting Pronouncements

ASU 2013-08

In June 2013, FASB issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective July 1, 2014, the Highland Opportunistic Credit Fund (formerly “Highland Special Situations Fund”) joined the Highland Funds I Trust which effectively changed its year end from December 31 to June 30. The Board approved these changes on June 6, 2014.

Annual Report	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland Long/ Short Equity Fund, Highland Long/ Short Healthcare Fund and Highland Floating Rate Opportunities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund (hereafter referred to as the “Funds”) (three of the funds constituting Highland Funds I) at June 30, 2014, and the results of each of their operations and their cash flows for the year then ended, the changes in each of their net assets for the years ended June 30, 2014 and June 30, 2013 and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2014 by correspondence with the custodian, brokers and banks with whom the Funds’ own assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Dallas, Texas

August 29, 2014

68	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2014	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2014 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2014 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2014, the following Funds are designating the following items with regard to distributions paid during the year.

Fund	Long-Term Capital Gain Designation	Corporate Dividends Received Deduction Percentage	Qualified Dividend Income Percentage (15% tax rate for QDI)	Qualifying Interest Income
Long/Short Equity Fund	$12,119,258	10.24%	11.05%	—%
Long/Short Healthcare Fund	—	—	—	—
Floating Rate Opportunities Fund	—	—	—	100%

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period July 1, 2013 through December 31, 2013, unless otherwise indicated.

This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of

Annual Report	69

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland Funds I

the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of own-

ing different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Annualized Expense Ratio(1)	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)	Expenses Paid During the Period(4)	Actual Returns for Period
Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$997.50	2.58%	1.99%	$12.78	$9.86	-0.25%
Class C	1,000.00	994.00	3.23%	2.65%	15.97	13.10	-0.60%
Class Z	1,000.00	998.40	2.23%	1.65%	11.05	8.18	-0.16%
Hypothetical
Class A	$1,000.00	$1,014.93	2.58%	1.99%	$12.87	$9.94	5.00%
Class C	1,000.00	1,011.65	3.23%	2.65%	16.09	13.22	5.00%
Class Z	1,000.00	1,016.61	2.23%	1.65%	11.13	8.25	5.00%
Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,135.60	2.45%	1.73%	$12.97	$9.16	13.56%
Class C	1,000.00	1,131.90	3.10%	2.38%	16.39	12.58	13.19%
Class Z	1,000.00	1,137.40	2.08%	1.36%	11.02	7.21	13.74%
Hypothetical
Class A	$1,000.00	$1,016.22	2.45%	1.73%	$12.23	$8.65	5.00%
Class C	1,000.00	1,012.99	3.10%	2.38%	15.45	11.88	5.00%
Class Z	1,000.00	1,018.05	2.08%	1.36%	10.39	6.81	5.00%
Floating Rate Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,024.50	1.36%	1.20%	$6.83	$6.02	2.45%
Class C	1,000.00	1,022.10	1.84%	1.68%	9.23	8.42	2.21%
Class Z	1,000.00	1,024.90	1.01%	0.86%	5.07	4.32	2.49%
Hypothetical
Class A	$1,000.00	$1,018.84	1.36%	1.20%	$6.81	$6.01	5.00%
Class C	1,000.00	1,016.46	1.84%	1.68%	9.20	8.40	5.00%
Class Z	1,000.00	1,020.53	1.01%	0.86%	5.06	4.31	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)	Annualized, based on the Fund’s most recent fiscal half-year expenses, excluding dividends on short positions and interest expenses, if any.
(3)	Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.
(4)	Expenses are equal to the Fund’s annualized expense ratio excluding interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.

70	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland Funds I

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held During Past Five Years

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	14	None

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	14	None

Terrence O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	14	Genworth Life Insurance Company of New York; Father Judge High School

Annual Report	71

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held During Past Five Years

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	14	Director of American Realty Capital Finance Trust, Inc.; Director of KC Concession, Inc.; Trustee of American AR Capital Real Estate Fund; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors.

Interested Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013: Partner of Highland Capital Management, L.P. (“HCM”).	14	None

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Trustee of NexPoint Credit Strategies Fund (“NHF”), Highland Funds II, Highland Funds I and Highland Special Situations Fund (“HSSF”) from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the funds in the Highland Fund Complex since November 2010.	14	None

72	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland Funds I

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Chief Compliance Officer of Highland Capital Funds Distributor, Inc. since November 2013; Compliance Director at HCM and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. from November 2011 to March 2014; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of the funds in the Highland Fund Complex since November 2012; Senior Accounting Manager at HCMFA from August 2012 to May 2014; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser.
[3]

Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with HCMFA. Mr. Honis is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with HCM, an affiliate of HCMFA.

Annual Report	73

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Subadviser

(for Highland Long/Short Healthcare Fund)

Highland Capital Healthcare Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Floating Rate Opportunities Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

74	Annual Report

Highland Funds

c/o BFDS

30 Dan Road

Canton, MA 02021-2809

Highland Funds I	Annual Report, June 30, 2014

www.highlandfunds.com	HLC-HFI-AR-06/14

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2014

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

June 30, 2014	Highland/iBoxx Senior Loan ETF

Highland/iBoxx Senior Loan ETF

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Annualized Returns
	1 Year	Since Inception*
Highland/iBoxx Senior Loan ETF	5.19%	5.00%
Markit iBoxx USD Liquid Leveraged Loan Index	5.48%	4.99%

*	Since November 6, 2012.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY

June 30, 2014	Highland/iBoxx Senior Loan ETF

Performance Overview

As an index fund, the Highland/iBoxx Senior Loan ETF (the “Fund”) is passively managed and attempts to track the risk and return profile of the underlying index. The Fund seeks the investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the twelve month period ended June 30, 2014, the Fund’s net asset value returned 5.19% and the market price was up 4.97%. The Fund’s benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, returned 5.48% over the same period.

Manager’s Discussion

The twelve months ending June 30, 2014 marked a period of strong technical demand for the loan asset class along with solid fundamental performance for underlying corporate issuers. The loan market got off to a slow start post a shallow correction in June of 2013, but picked up speed thereafter. Investor interest for the loan asset class increased in the second half of 2013 as rising interest rates and below-trend default rates drew capital inflows. Supply during this period came in the form of both opportunistic refinancing and increased new money deals from mergers and acquisitions (M&A), leveraged buyout and other corporate strategic activities. In 2Q14, the loan market saw decelerating demand and subsequent outflows from retail loan mutual funds which were offset by a deep institutional bid for loans via strong Collateralized Loan Obligation CLO) issuance. During this same quarter, the default rate spiked nearly four times to 4.64% driven by the long expected Chapter 11 bankruptcy filing of Energy Futures Holdings.¹ The average of the bid/ask for the Index began the twelve month period at $96.87 and finished on June 30, 2014 at $98.72.

With regards to diversification, the Fund is currently invested in approximately 99 issuers across 27 industries. In terms of credit quality, at June 30, 2014 the Fund is allocated 4.2% BBB, 42.8% BB, 39.8% B, and 13.2% allocated towards CCC or below.2

Despite weak 1Q14 GDP growth, the U.S. economy remained resilient with a strong 2Q14 print and continued 2-3% growth trajectory which should be enough to sustain revenue and cash flow growth at portfolio companies into the foreseeable future. Meanwhile, defaults remain at historically low levels today (ex-Energy Future Holdings). Absent an external shock driving risk markets lower, we remain constructive on the near-term credit outlook driven by a short watch-list of possible troubled credits, scarce near-term maturities, plentiful liquidity, and the fact that issuers continue to post solid cash flow growth.3 Overall, we believe the outlook for bank loans remains positive and valuations are attractive relative to other fixed income alternatives given the seniority, security, and floating rate nature of the asset class.

We thank you for your investment in the Fund.

Ethan Powell

[1]	S&P Capital IQ LCD Quarterly Review, Second Quarter 2014
[2]

Quality is calculated as a percentage of total senior loans. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying loans in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

[3]	Source: S&P Capital IQ LCD Quarterly Review, First Quarter 2014

Collateralized Loan Obligations (CLOs) may be subject to collateral and recovery rate risks due to credit quality and limited market liquidity.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland iBoxx Senior Loan ETF.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Net Assets as of June 30, 2014

$199.4 million

Portfolio Data as of June 30, 2014

The information below provides a snapshot of Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of 6/30/14 (%)*
BBB	4.2
BB	42.8
B	39.8
CCC	7.7
D	4.2
Not Rated	1.3

Top 5 Sectors as of 6/30/14 (%)*
Media/Telecommunications	13.3
Gaming/Leisure	10.9
Service	10.3
Information Technology	10.2
Healthcare	8.2

Top 10 Holdings as of 6/30/14 (%)*
Caesars Entertainment Operating Co., Inc. (Term B-6 Loan)	2.8
Texas Competitive Electric Holdings Co., LLC (2017 Term Loan (Extending))	2.5
Hilton Worldwide Finance (Initial Term Loan)	1.9
Clear Channel Communications, Inc. (Tranche D Term Loan)	1.8
Texas Competitive Electric Holdings Co., LLC (2014 Term Loan (Non-Extending))	1.8
Dell International, LLC (Term B Loan)	1.8
Asurion, LLC (Incremental Tranche B-1 Term Loan)	1.7
First Data Corporation (2018 Dollar Term Loan)	1.7
Infor (US), Inc. (Tranche B-5 Term Loan)	1.6
Univision Communications, Inc. (Replacement First-Lien Term Loan)	1.6

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund was diversified.

Please refer to Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*	Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2014	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2014	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 93.7%

AEROSPACE - 2.3%
1,742,459	American Airlines Class B Term Loan, 3.750%, 06/27/19	1,748,026
2,803,696	TransDigm, Inc. Tranche C Term Loan, 3.750%, 02/28/20	2,798,664

		4,546,690

BROADCASTING - 4.1%
1,987,481	Charter Communications Operating, LLC Term E Loan, 3.000%, 07/01/20	1,959,746
970,997	Charter Communications Operating, LLC Term F Loan, 3.000%, 12/31/20	957,578
1,596,561	Clear Channel Communications, Inc. Tranche B Term Loan, 3.800%, 01/29/16	1,588,362
3,620,212	Clear Channel Communications, Inc. Tranche D Term Loan, 6.900%, 01/30/19	3,607,921

		8,113,607

CABLE/WIRELESS VIDEO - 1.6%
2,030,191	CSC Holdings, LLC Term B Loan, 2.650%, 04/17/20	2,011,503
1,087,860	WideOpenWest Finance, LLC Term B Loan, 4.750%, 04/01/19	1,092,619

		3,104,122

CHEMICALS - 3.8%
1,973,104	Axalta Coating Systems U.S. Holdings, Inc. Refinanced Term B Loan, 4.000%, 02/01/20	1,976,557
3,124,110	Ineos US Finance, LLC Cash Dollar Term Loan, 3.750%, 05/04/18	3,121,002
2,419,654	Univar, Inc. Term B Loan, 5.000%, 06/30/17	2,433,071

		7,530,630

CONSUMER PRODUCTS - 0.6%
1,276,897	Serta Simmons Super Holdings, LLC Term Loan, 4.250%, 10/01/19	1,281,526

ENERGY - 1.9%
2,000,000	Energy Transfer Equity, L.P. Loan, 3.250%, 12/02/19	1,981,920
750,000	Fieldwood Energy LLC Closing Date Loan (Second Lien), 8.375%, 09/30/20	774,844

Principal Amount ($)		Value ($)

ENERGY (continued)
994,987	Peabody Energy Corporation Term Loan, 4.250%, 09/24/20	1,004,524

		3,761,288

FINANCIAL - 2.4%
2,240,625	Hub International Limited Initial Term Loan, 4.250%, 10/02/20	2,247,627
2,500,000	Nuveen Investments, Inc. Tranche B First-Lien Term Loan, 4.150%, 05/13/17 (b)	2,507,638

		4,755,265

FOOD & DRUG - 0.5%
1,032,028	Supervalu, Inc. New Term Loan, 4.500%, 03/21/19	1,032,482

FOOD/TOBACCO - 5.7%
2,743,125	Aramark Corporation U.S. Term F Loan, 3.250%, 02/24/21	2,728,381
2,479,984	HJ Heinz Company Term B-1 Loan, 3.250%, 06/07/19	2,486,705
2,975,605	HJ Heinz Company Term B-2 Loan, 3.500%, 06/05/20	3,001,299
112,500	OSI Restaurant Partners, LLC 2013 Replacement Term Loan, 3.500%, 10/28/19	112,718
1,384,241	Pinnacle Foods Finance, LLC New Term Loan G, 3.250%, 04/29/20	1,378,939
496,872	Pinnacle Foods Finance, LLC Tranche H Term Loan, 3.250%, 04/29/20	494,969
1,246,851	US Foods, Inc. Incremental Term Loan, 4.500%, 03/31/19	1,250,411

		11,453,422

FOREST PRODUCTS/CONTAINERS - 2.1%
1,989,937	Berry Plastics Corp. Term D Loan, 3.500%, 02/08/20	1,976,157
2,133,509	Reynolds Group Holdings, Inc. Incremental U.S. Term Loan, 4.000%, 12/31/18 (b)	2,139,408

		4,115,565

GAMING/LEISURE - 10.5%
1,750,000	Caesars Entertainment Operating Co., Inc. Term B-5 Loan, 4.402%, 01/28/18 (b)	1,619,485
6,066,535	Caesars Entertainment Operating Co., Inc. Term B-6 Loan, 5.402%, 01/28/18	5,674,121

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

GAMING/LEISURE (continued)
2,488,747	Caesars Entertainment Resort Properties, LLC Term B Loan, 7.000%, 10/11/20	2,508,196
1,136,581	CityCenter Holdings, LLC Term B Loan, 5.000%, 10/16/20	1,146,401
3,871,158	Hilton Worldwide Finance Initial Term Loan, 3.500%, 10/25/20	3,869,223
1,998,750	Las Vegas Sands, LLC Term B Loan, 3.250%, 12/19/20 (b)	2,000,369
497,500	Mohegan Tribal Gaming Authority Term B Loan, 5.500%, 11/19/19	506,778
2,493,734	Scientific Games International, Inc. Initial Term Loan, 4.250%, 10/18/20	2,470,356
1,232,888	Seaworld Parks & Entertainment, Inc. Term B-2 Loan, 3.000%, 05/14/20	1,217,576

		21,012,505

HEALTHCARE - 6.6%
3,055,302	Biomet Dollar Term B-2 Loan, 3.650%, 07/25/17	3,062,787
2,241,228	CHS 2021 Term D Loan, 4.250%, 01/27/21 (b)	2,256,637
788,443	Envision Healthcare Corporation Initial Term Loan, 4.000%, 05/25/18	791,498
2,236,862	HCA, Inc. Tranche B-4 Term Loan, 2.984%, 05/01/18	2,242,801
1,789,616	HCA, Inc. Tranche B-5 Term Loan, 2.900%, 03/31/17 (b)	1,795,548
1,235,691	IMS Health Incorporated Term B Dollar Loan, 3.500%, 03/17/21 (b)	1,230,712
1,745,614	Kinetic Concepts, Inc. Dollar Term E-1 Loan, 4.000%, 05/04/18 (b)	1,749,760

		13,129,743

INFORMATION TECHNOLOGY - 10.1%
1,484,475	Alcatel-Lucent USA, Inc. U.S. Term Loan, 4.500%, 01/30/19	1,487,607
497,500	Applied Systems Initial Term Loan (First Lien), 4.250%, 01/23/21	499,871
2,729,257	Avaya, Inc. Term B-3 Loan, 4.727%, 10/26/17	2,678,083

Principal Amount ($)		Value ($)

US Senior Loans (continued)

INFORMATION TECHNOLOGY (continued)
2,238,750	BMC Software Finance Initial US Term Loan, 5.000%, 09/10/20	2,238,985
1,478,853	CDW, LLC Term Loan, 3.250%, 04/29/20	1,465,544
3,486,247	Dell International, LLC Term B Loan, 4.500%, 04/29/20	3,509,029
974,359	Dell International, LLC Term C Loan, 3.750%, 10/29/18	975,411
2,729,414	Freescale Seminconductor, Inc. Tranche B-4 Term Loan, 4.250%, 02/28/20 (b)	2,733,399
3,253,264	Infor (US), Inc. Tranche B-5 Term Loan, 3.750%, 06/03/20	3,236,331
1,428,571	Rovi Solutions Corporation Term Loan B, 3.750%, 06/30/21 (b)	1,421,429

		20,245,689

MANUFACTURING - 2.4%
1,988,116	Gardner Denver, Inc. Initial Dollar Term Loan, 4.250%, 07/30/20 (b)	1,989,448
2,238,109	Rexnord, LLC/RBS Global, Inc. Term B Loan, 4.000%, 08/21/20 (b)	2,239,654
498,750	Southwire Company, LLC Initial Term Loan, 3.250%, 02/22/21	498,827

		4,727,929

MEDIA/TELECOMMUNICATIONS - 11.8%
742,933	Affinion Group, Inc. Tranche B Term Loan, 6.750%, 10/09/16	747,420
497,481	AMC Entertainment Initial Term Loan, 3.500%, 04/30/20	498,205
2,029,299	Cequel Communications, LLC Term Loan, 3.500%, 02/14/19	2,032,790
2,489,994	Crown Castle Operating Company Extended Incremental Tranche B-2 Term Loan, 3.000%, 01/31/21	2,492,770
248,750	Crown Castle Operating Company Non-Extended Incremental Tranche B Term Loan, 3.000%, 01/31/19	249,295
395,000	Fairpoint Communications, Inc. Term Loan, 7.500%, 02/14/19	409,895
2,603,617	Getty Images, Inc. Initial Term Loan, 4.750%, 10/18/19	2,522,254

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

MEDIA/TELECOMMUNICATIONS (continued)
1,250,000	Intelsat Jackson Holdings Tranche B-2 Term Loan, 3.750%, 06/30/19	1,253,775
544,236	Regal Cinemas Corp. Term Loan, 2.734%, 08/23/17	546,502
2,743,108	Tribune Company Initial Term Loan, 4.000%, 12/27/20	2,752,530
1,309,323	TWCC Holding Corp. Term Loan, 3.500%, 02/13/17	1,299,176
1,738,081	Univision Communications, Inc. 2013 Incremental Term Loan, 4.000%, 03/01/20	1,740,141
3,129,407	Univision Communications, Inc. Replacement First-Lien Term Loan, 4.000%, 03/01/20 (b)	3,130,487
2,500,000	Virgin Media Investment Holdings Limited B Facility, 3.500%, 06/07/20	2,495,250
1,333,542	Zayo Group, LLC Term Loan, 4.000%, 07/02/19	1,337,156

		23,507,646

METALS/MINERALS - 1.7%
2,479,245	Arch Coal, Inc. Term Loan, 6.250%, 05/16/18 (b)	2,440,259
942,052	Walter Energy, Inc. B Term Loan, 7.250%, 04/02/18	912,674

		3,352,933

RETAIL - 7.2%
750,000	Academy, Ltd. Initial Term Loan (2012), 4.500%, 08/03/18 (b)	753,439
1,493,737	American Builders & Contractors Supply Co. Term B Loan, 3.500%, 04/16/20	1,491,751
1,240,009	BJ’s Wholesale Club New 2013 (November) Replacement Loan (First Lien), 4.500%, 09/26/19	1,243,109
1,816,572	J. Crew Group, Inc. Initial Loan, 4.000%, 02/28/21 (b)	1,795,282
2,981,215	J.C. Penney Corporation, Inc. Loan, 6.000%, 05/22/18	3,019,912
1,246,851	Michaels Stores, Inc. Term B Loan, 3.750%, 01/28/20	1,245,006
1,499,375	Neiman Marcus Group, Inc. Other Term Loan, 4.250%, 10/25/20	1,498,220

Principal Amount ($)		Value ($)

US Senior Loans (continued)

RETAIL (continued)
840,028	Party City Holdings, Inc. 2014 Replacement Term Loan, 4.000%, 07/27/19	836,223
1,050,633	PVH Corp. Tranche B Term Loan, 3.250%, 02/13/20	1,059,474
498,747	Sears Roebuck Acceptance Corp. (KMART Corporation) Term Loan, 5.500%, 06/30/18	504,981
982,542	Toys ‘R’ Us - Delaware, Inc. Initial Loan, 6.000%, 09/01/16	885,963

		14,333,360

SERVICE - 10.3%
1,240,554	ADS Waste Holdings, Inc. Initial Tranche B-2 Term Loan, 3.750%, 10/09/19	1,236,541
3,352,090	Asurion, LLC Incremental Tranche B-1 Term Loan, 5.000%, 05/24/19	3,377,582
1,247,565	Brand Energy & Infrastructure Services, Inc. Initial Term Loan, 4.750%, 11/26/20 (b)	1,255,362
567,613	Education Management, LLC Tranche C-2 Term Loan, 4.309%, 06/01/16	408,540
1,250,000	First Data Corporation 2017 Second New Dollar Term Loan, 3.654%, 03/24/17	1,251,044
3,300,000	First Data Corporation 2018 Dollar Term Loan, 4.154%, 03/23/18	3,309,487
1,000,000	First Data Corporation 2018B New Term Loan, 4.154%, 09/24/18 (b)	1,002,320
1,994,950	Hertz Corp. Tranche B-2 Term Loan, 3.000%, 03/11/18 (b)	1,983,479
1,000,000	ServiceMaster Co. Term Loan B, 4.250%, 06/30/21 (b)	990,000
1,000,000	ServiceMaster Co. Tranche C Term Loan, 4.250%, 01/31/17 (b)	1,000,580
2,706,490	Weight Watchers International, Inc. Initial Tranche B-2 Term Loan, 4.000%, 04/02/20	2,153,838
2,634,884	West Corporation Term B-10 Loan, 3.250%, 06/30/18	2,623,027

		20,591,800

TRANSPORTATION - 2.6%
2,733,360	Chrysler Group, LLC Term Loan B, 3.500%, 05/24/17	2,746,384

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

TRANSPORTATION (continued)
2,493,750	Chrysler Group, LLC Tranche B Term Loan, 3.250%, 12/31/18	2,489,336

		5,235,720

UTILITY - 5.5%
888,533	Calpine Corporation Term Loan (3/11), 4.000%, 04/01/18	892,882
1,731,834	NRG Energy, Inc. Term Loan (2013), 2.750%, 07/01/18	1,730,752
4,250,000	Texas Competitive Electric Holdings Co., LLC 2014 Term Loan (Non-Extending), 4.651%, 10/10/14 (b)	3,510,245
6,000,000	Texas Competitive Electric Holdings Co., LLC 2017 Term Loan (Extending), 4.651%, 10/10/17 (b)	4,924,980

		11,058,859

	Total US Senior Loans (Cost $187,163,928)	186,890,781

Foreign Domiciled Senior Loans (a) - 7.0%

CANADA - 3.1%
USD
627,143	Bombardier Recreational Products, Inc. Term B Loan, 4.000%, 01/30/19	628,538
1,850,000	Hudson’s Bay Company Initial Term Loan (First Lien), 4.750%, 11/04/20	1,875,438
750,000	Husky Injection Molding Systems, Ltd. (Yukon Acquisition, Inc.) New Term Loan, 4.250%, 06/30/18	752,531
2,987,494	Valeant Pharmaceuticals International, Inc. Series E1 Tranche B Term Loan, 3.750%, 08/05/20	2,988,988

		6,245,495

IRELAND - 0.1%
USD
249,375	Grifols Worldwide Operations Limited U.S. Tranche B Term Loan, 3.150%, 02/27/21 (b)	249,397

LUXEMBOURG - 0.7%
USD
1,296,750	Mallinckrodt International Finance S.A. Initial Term B Loan, 3.500%, 03/19/21	1,298,572

Principal Amount ($)		Value ($)

Foreign Domiciled Senior Loans (continued)

MARSHALL ISLANDS - 0.8%
USD
1,496,241	Seadrill Operating L.P. (Seadrill Partners Finco LLC) Initial Term Loan, 4.000%, 11/16/15	1,490,375

NETHERLANDS - 1.5%
USD
1,584,669	Tronox Pigments BV New Term Loan, 4.000%, 03/19/20	1,589,922
1,250,000	UPC Financing Partnership Facility AH, 3.250%, 06/30/21	1,242,975
97,979	Ziggo B.V. US$ B1 Facility, 0.150%, 01/15/22 (b)	97,010
59,574	Ziggo B.V. US$ B2 Facility, 0.147%, 01/15/22 (b)	58,986
92,447	Ziggo B.V. US$ B3 Facility, 0.152%, 01/15/22 (b)	91,533

		3,080,426

UNITED KINGDOM - 0.8%
USD
1,491,193	Alpha Topco Limited New Facility B (USD), 4.500%, 04/30/19	1,496,577

	Total Foreign Domiciled Senior Loans (Cost $13,908,228)	13,860,842

Total Investments - 100.7%		200,751,623

(Cost $201,072,156) (c)
Other Assets & Liabilities, Net - (0.7)%		(1,384,666)

Net Assets - 100.0%		199,366,957

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2014. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Cost for U.S. federal income tax purposes is $201,101,041.

8	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2014	Highland/iBoxx Senior Loan ETF

LLC	Limited Liability Company
L.P.	Limited Partnership
Ltd.	Limited
USD	United States Dollars

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Chemicals	0.8%
Energy	0.8%
Financial	0.7%
Gaming/Leisure	0.3%
Healthcare	1.6%
Manufacturing	0.4%
Media/Telecommunications	1.5%
Retail	0.9%

7.0%

See accompanying Notes to Financial Statements.	9

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2014	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $201,072,156)	200,751,623
Cash	7,318,657
Receivable for:
Investments sold	9,628,437
Dividends and interest	470,563
Prepaid expenses	6,625

Total assets	218,175,905

Liabilities:
Payable for:
Investments purchased	18,609,847
Audit fees	44,260
Investment advisory fees (Note 4)	30,018
Administration fees (Note 4)	16,492
Trustees’ fees (Note 4)	3,859
Transfer agent fees	3,549
Accrued expenses and other liabilities	100,923

Total liabilities	18,808,948

Net Assets	199,366,957

Composition of Net Assets:
Paid-in capital	200,047,588
Accumulated net realized loss on investments	(360,098)
Net unrealized depreciation on investments	(320,533)

Net Assets	199,366,957

Shares outstanding (unlimited authorization — no par value)	10,000,000
Net asset value, per share (Net assets/shares outstanding)	19.94

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2014	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	7,004,690

Total investment income	7,004,690

Expenses:
Investment advisory fees (Note 4)	602,431
Administration fees (Note 4)	133,873
Trustees’ fees (Note 4)	13,256
Offering costs	146,707
Pricing fees	71,631
Licensing fees	47,045
Printing fees	41,076
Custodian fees	39,611
Legal fees	36,069
Audit fees	30,402
Registration fees	28,377
Transfer agent fees	14,101
Other	22,369

Total operating expenses	1,226,948

Fees and expenses waived by Investment Adviser (Note 4)	(490,642)

Net operating expenses	736,306

Net investment income	6,268,384

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(376,587)
Net change in unrealized appreciation on investments	819,980

Net realized and unrealized gain on investments	443,393

Net increase in net assets resulting from operations	6,711,777

See accompanying Notes to Financial Statements.	11

STATEMENT OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2014 ($)	Period Ended June 30, 2013(a) ($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	6,268,384	1,938,830
Net realized gain/(loss) on investments	(376,587)	260,986
Net change in unrealized appreciation/(depreciation) on investments	819,980	(1,140,513)

Net increase in net assets resulting from operations	6,711,777	1,059,303

Distributions Declared to Shareholders
From net investment income	(6,292,824)	(1,817,844)
From net realized gains	(341,043)	—
From return of capital	(72,785)	—

Total distributions declared to shareholders	(6,706,652)	(1,817,844)

Share Transactions
Subscriptions	123,635,611	90,431,000
Redemptions	(13,946,238)	—

Net increase from share transactions	109,689,373	90,431,000

Total increase in net assets	109,694,498	89,672,459

Net Assets:
Beginning of year/period	89,672,459	—

End of year/period	199,366,957	89,672,459

Undistributed net investment income	—	24,445

Changes in Shares
Subscriptions	6,200,000	4,500,000
Redemptions	(700,000)	—

Net increase	5,500,000	4,500,000

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.

Amounts designated as “—” are $0.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout the period is as follows:

	For the Year Ended 06/30/14	For the Period Ended 06/30/13(a)

Net Asset Value, Beginning of Year/Period	$19.93	$20.00
Income from Investment Operations:
Net investment income(b)	0.93	0.73
Net realized and unrealized gain/(loss)	0.08	(0.13)

Total from investment operations	1.01	0.60
Less Distributions Declared to Shareholders:
From net investment income	(0.93)	(0.67)
From net realized gains	(0.06)	—
From return of capital	(0.01)	—

Total distributions declared to shareholders	(1.00)	(0.67)
Net Asset Value, End of Year/Period	$19.94	$19.93
Total return(c)	5.19%	3.04	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year/period (000s)	$199,367	$89,672
Gross expenses	0.92%	1.62	%(d)
Waiver/reimbursement	(0.37)%	(1.07	)%(d)
Net expenses(f)	0.55%	0.55	%(d)
Net investment income	4.68%	5.60	%(d)
Portfolio turnover rate	35%	38	%(e)

(a)	The Highland/iBoxx Senior Loan ETF commenced operations on November 6, 2012.
(b)	Per share data was calculated using average shares outstanding for the period.
(c)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Annualized.
(e)	Not annualized.
(f)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
(g)	Total return is for the period indicated and is not annualized.

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

June 30, 2014	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four separate portfolios. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately. On November 6, 2012, the Fund issued 1,500,000 shares. The beginning net assets of the Fund on such date were $30,000,000.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Fund’s Board of Trustees (the “Board”).

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events occur between the time when market price is determined and calculation of the Fund’s net asset value materially affect the value of securities), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premium and accretion of discounts, a method of valuation

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

which approximates market values. Repurchase agreements are valued at cost plus accrued interest.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The fair value of the Fund’s loans are generally based on quotes received from brokers or independent pricing services. Loans and bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2014 is as follows:

	Total Market Value at 06/30/14	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$186,890,781	$—	$186,890,781	$—
Foreign Domiciled Senior Loans*	13,860,842	—	13,860,842	—

Total	$200,751,623	$—	$200,751,623	$—

* Please refer to the Investment Portfolio for industry/country breakout.

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

For the year ended June 30, 2014, there were no transfers between Level 1 and Level 2. For the year ended June 30, 2014, there were no Level 3 investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Offering Costs

Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. As of June 30, 2014, the Fund had fully amortized its offering costs.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2014, permanent differences chiefly resulting from return of capital, were identified and reclassified among the components of the Fund’s net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Highland/iBoxx Senior Loan ETF	$72,780	$5	$(72,785)

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

The tax character of distributions paid during the prior two years ended June 30, was as follows:

	Ordinary Income*	Distributions paid from: Long-Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2014	$6,633,867	$—	$72,785
2013	1,817,844	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2014, the Fund’s tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Highland/iBoxx Senior Loan ETF	$(331,213)	$(349,418)	$—	$—

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$(308,548)	$(22,665)	$(331,213)

For Federal income tax purposes, the cost of securities owned at June 30, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at June 30, 2014, based on cost of investments for U.S. federal income tax purposes, was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)*	Cost
Highland/iBoxx Senior Loan ETF	$969,180	$(1,318,598)	$(349,418)	$201,101,041
*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale.

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. The Administrator receives a monthly administration fee from the Fund, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund at an annual rate of 0.10% on the first $250 million of net assets, 0.09% on the next $750 million of net assets, and 0.08% on all net assets exceeding $1 billion, subject to an annual minimum fee of $85,000. The Fund will be charged the greater of the asset based fee or the annual minimum fee.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser contractually agreed to limit total annual operating expenses to 0.55% of average daily net

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

assets. The expense cap will continue through at least October 31, 2014, and may not be terminated prior to this date without the action or consent of the Board. For the year ended June 30, 2014, the Investment Adviser waived $490,642.

If at any point it becomes unnecessary for the Investment Adviser to reduce fees or make expense reimbursements, the Investment Adviser may retain the difference between the Fund’s total annual operating expenses and 0.55% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. As of June 30, 2014, pursuant to the above, fees which were previously waived and reimbursed by the Investment Adviser which may be subject to possible future reimbursement to the Investment Adviser were $371,764, expiring in 2016 and $490,642 expiring in 2017.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report. The Fund pays no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.

Note 5. Portfolio Information

For the year ended June 30, 2014, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities (excluding in-kind transactions, long-term U.S. government securities and short-term investments) amounted to the following:

	Purchases		Sales
	U.S. Government*	Other	U.S. Government*	Other
Highland/iBoxx Senior Loan ETF	$—	$183,632,238	$—	$46,975,573

*	The Fund did not have any purchases or sales of U.S. government securities for the year ended June 30, 2014.

For the year ended June 30, 2014, the Fund did not have any in-kind transactions.

Note 6. Indemnification

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 7. Disclosure of Significant Risks and Contingencies

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The Fund invests all or substantially all of its assets in senior loans of other securities that are rated below investment grade and unrated senior loans of comparable quality. Investments rated below investment grade are commonly referred to as “high yield securities” or “junk securities”. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.

Debt Securities and Leveraged Loans Risk

The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Leveraged loans are subject to the same risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Focused Investment Risk

The Fund’s investments in senior loans arranged through private negotiations between a borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies.

Lender Liability Risk

A number of judicial decisions have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional lender has violated a duty of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

Market Risk

The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Non-Diversification Risk

Due to the nature of the Fund’s investment strategy and its non-diversified status, it is possible that a material amount of the Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of the Fund’s portfolios in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

On behalf of the several lenders, the agent generally will be required to administer and manage the senior loans and, with respect to collateralized senior loans, to service or monitor the collateral. Financial difficulties of agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Note 8. Credit Agreement

Effective November 2, 2012, the Fund entered into a $25,000,000 credit agreement (the “Credit Agreement”) with State Street Bank, with an expiration date of November 1, 2013. On May 24, 2013, the Credit Agreement expiration date was extended to May 23, 2014. On May 23, 2014, the Credit Agreement expiration date was extended to May 22, 2015. Interest is charged at a rate equal to the higher of the federal funds rate or adjusted LIBOR plus 1.25% per annum based on any outstanding borrowings. In addition, a commitment fee of 0.10% per annum is charged. The Commitment fees are included in Other expenses in the Statement of Operations.

During the fiscal year ended June 30, 2014, the Fund did not have any outstanding borrowings.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Annual Report	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Highland Funds I and Shareholders of Highland/iBoxx Senior Loan ETF:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Highland/ iBoxx Senior Loan ETF (one of the funds constituting Highland Funds I, hereafter referred to as the “Fund”) at June 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for the years ended June 30, 2014 and June 30, 2013 and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments at June 30, 2014 by correspondence with the custodian, brokers, and banks with whom the Fund owns assignments in loans, and where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Dallas, Texas

August 29, 2014

20	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2014	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2014 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2014 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2014, the Fund is designating the following items with regard to distributions paid during the year.

	Return of Capital	Ordinary Income Distribution	Total Distributions	Interest Related Dividends*	Short-Term Capital Gain Dividends**
Highland/iBoxx Senior Loan ETF	1.09%	98.91%	100.00%	95.11%	100.00%

*	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after December 31, 2013.
**	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after December 31, 2013.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts is available on the Fund’s website at www.highlandfunds.com.

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the

Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2014 through June 30, 2014, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

Annual Report	21

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Annualized Expense Ratios	Expenses Paid During Period*	Actual Returns for Period
Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,022.70	0.55%	$2.76	2.27%
Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76	2.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period.)

22	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and birthdates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held During Past Five Years

Independent Trustees

Timothy K. Hui (6/13/1948)	Trustee	Indefinite Term; Trustee since inception in 2006	Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.	14	None

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	14	None

Terrence O. Jones (7/3/1963)	Trustee	Indefinite Term; Trustee since December 2013	Chief Investment Officer, Banco Santander/Optimal Investments from November 2008 to April 2009; Founder and President, Battersby Capital Management LLC from January 2006 to November 2008; and Managing Director, Goldman Sachs Hedge Fund Strategies from December 2001 to December 2005.	14	Genworth Life Insurance Company of New York; Father Judge High School

Annual Report	23

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee (2)	Other Directorships/ Trusteeships Held During Past Five Years

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	14	Director of
American Realty
Capital Finance
Trust, Inc.; Director
of KC Concession,
Inc.; Trustee of
American AR
Capital Real
Estate Fund;
Director of
American Realty
Capital Healthcare
Trust II; Director,
American Realty
Capital Daily Net
Asset Value Trust,
Inc.; Director of
American Sports
Enterprise, Inc.;
Director of
Davidson
Investment
					Advisors.

Interested Trustees

John Honis[3] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013: Partner of Highland Capital Management, L.P. (“HCM”).	14	None

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Trustee of NexPoint Credit Strategies Fund (“NHF”), Highland Funds II, Highland Funds I and Highland Special Situations Fund (“HSSF”) from June 2012 until July 2013; Chief Product Strategist of NexPoint Advisors, L.P. and HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the funds in the Highland Fund Complex since November 2010.	14	None

24	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2014	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Brian Mitts (8/26/1970)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Chief Financial Officer and Financial and Operations Principal of Highland Capital Funds Distributor, Inc. since November 2013; Chief Operations Officer of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board; Executive Vice President and Secretary (Principal Executive Officer)	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; Executive Vice President since June 2012; Secretary since November 2010	Chief Product Strategist of HCMFA since 2012; Senior Retail Fund Analyst of HCM since 2007 and HCMFA since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2007.

Alan Head (8/5/1973)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since January 2012	Chief Compliance Officer of Highland Capital Funds Distributor, Inc. since November 2013; Compliance Director at HCM and Chief Compliance Officer of NexBank Securities, Inc. (an affiliated broker-dealer) since November 2010; President of NexBank Securities, Inc. from November 2011 to March 2014; Vice President, Manager of Reporting and Research from May 2008 to September 2010 and Compliance; Manager from August 2005 to May 2008 at Capital Institutional Services.

Dustin Norris (1/6/1984)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since November 2012	Director of Product Strategy at HCMFA since May 2014; Assistant Treasurer of the funds in the Highland Fund Complex since November 2012; Senior Accounting Manager at HCMFA from August 2012 to May 2014; Fund Accountant at HCM from June 2010 to August 2012; Auditor at Deloitte & Touche LLP from 2009 to June 2010.

[1]

On an annual basis, as a matter of Board policy, the Governance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance Committee reports its findings to the Board.

[2]	The “Highland Fund Complex” consists of all of the registered investment companies overseen by the Board and advised by the Adviser or an affiliated person of the Adviser.
[3]

Mr. Powell is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with HCMFA. Mr. Honis is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with HCM, an affiliate of HCMFA.

Annual Report	25

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management

Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

State Street Bank and Trust Company

200 Clarendon Street, 16th Floor

Boston, MA 02116

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and are available upon request without charge by calling 1-855-799-4757.

26	Annual Report

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THIS PAGE LEFT BLANK INTENTIONALLY

HIGHLAND CAPITAL MANAGEMENT

200 Clarendon Street, 16th Floor
Boston, MA 02116

Highland/iBoxx Senior Loan ETF

Annual Report, June 30, 2014

www.highlandfunds.com

HFI-SNLN-AR-06/14

Item 2. Code of Ethics.

(a)        The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)        Not applicable.

(c)        There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)        The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)        Not applicable.

(f)        The registrant’s code of ethics is filed herewith as Exhibit(a)(1)

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Audit Fees

(a)        The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $275,000 for the fiscal year ended June 30, 2013 and $290,000 for the fiscal year ended June 30, 2014.

Audit-Related Fees

(b)        The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $87,500 for the fiscal year ended June 30, 2013 and $56,500 for the fiscal year ended June 30, 2014. Services related to semi-annual and valuation work.

Tax Fees

(c)        The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $48,260 for the fiscal year ended June 30, 2013 and $41,000 for the fiscal year ended June 30, 2014. Services related to assistance on the registrant’s tax returns and excise tax calculations.

All Other Fees

(d)        The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2013 and $0 for the fiscal year ended June 30, 2014.

(e)(1)    Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of a Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to a Fund and all non-audit services to be provided by the independent auditors to a Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of a Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

to review and consider whether the independent auditors’ provision of any non-audit services to a Fund, a Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)    The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)        The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $468,500 for the fiscal year ended June 30, 2013 and $455,500 for the fiscal year ended June 30, 2014.

(h)        The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-

3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)    Not applicable.

(b)        Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date:    September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(Principal Executive Officer)

Date:    September 8, 2014

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:    September 8, 2014